PIC INVESTMENT TRUST

                   PROVIDENT INVESTMENT COUNSEL MID CAP FUND A


Dear Shareholder:

     A special meeting of shareholders of Provident Investment Counsel Mid Cap Fund A series (the "PIC Fund") of PIC Investment Trust, a Delaware business trust, has been scheduled for Monday, June 3, 2002. If you are a shareholder of record as of the close of business on April 23, 2002, you are entitled to vote at the meeting and at any adjournment of the meeting.

     The meeting is being held to consider the approval of the proposed reorganization of the PIC Fund into Vanguard Mid-Cap Growth Fund (the "Vanguard Fund"), a series of Vanguard Whitehall Funds, a Delaware business trust (the "Vanguard Trust"). The attached combined prospectus/proxy statement is designed to give you information relating to the proposal upon which you will be asked to vote. THE BOARD OF TRUSTEES OF THE PIC TRUST RECOMMENDS THAT YOU APPROVE THE PROPOSED REORGANIZATION.

     Provident Investment Counsel, Inc. serves as investment adviser to the PIC Mid Cap Portfolio, the New York trust in which all assets of the PIC Fund are invested, and will become the investment adviser to the Vanguard Fund after the proposed reorganization. The Vanguard Fund has been created to facilitate the proposed transaction and has a substantially similar investment objective and substantially similar investment strategies and policies as the PIC Fund. After the reorganization, the underlying assets of the PIC Fund will be invested in the same manner by the same portfolio managers. Each shareholder of the PIC Fund will receive shares of the Vanguard Fund equal in value to the shares of the PIC Fund such shareholder owns at the time of the reorganization. We encourage you to support the Trustees' recommendation to approve the proposal.

     While you are, of course, welcome to join us at the meeting, most shareholders will cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, post-paid envelope so that the maximum number of shares may be voted. You can also vote over the telephone by following the enclosed instructions. Your vote is important to us. Please do not hesitate to call 1-800-618-7643 if you have any questions about the proposal. Thank you for taking the time to consider this important matter and for your investment in the PIC Fund.


                                   Sincerely,


                                   Thomas M. Mitchell
                                   PRESIDENT, PIC INVESTMENT TRUST

                  KEY POINTS ABOUT THE PROPOSED REORGANIZATION

     Provident Investment Counsel Mid Cap Fund A (the "PIC Fund"), a series of PIC Investment Trust, will host a special meeting of shareholders on June 3, 2002, at the offices of Provident Investment Counsel, Inc. ("Provident") in Pasadena, California. The purpose of this meeting is to vote on a proposal to reorganize the PIC Fund into a substantially similar fund called Vanguard Mid-Cap Growth Fund (the "Vanguard Fund"), which has been created within The Vanguard Group of Investment Companies ("The Vanguard Group").

     The first two pages of this booklet highlight key points about the proposed reorganization and explain the proxy process - including how to cast your votes. Before you vote, please read the full text of the combined proxy statement/prospectus for a complete understanding of our proposal.

PURPOSE OF THE PROPOSED REORGANIZATION

     The purpose of the proposed reorganization is to make the PIC Fund a part of The Vanguard Group, the second largest mutual fund complex in the United States. Under this proposal, the assets and liabilities of the PIC Fund would be transferred to the Vanguard Fund, a substantially similar fund created just for this purpose. Provident would continue to serve as investment adviser, carrying out an investment program for the Vanguard Fund that is substantially similar to the PIC Fund. As reorganized into the Vanguard Fund, the PIC Fund will continue to seek to provide long-term capital appreciation. The Vanguard Group, Inc. ("Vanguard"), however, would replace Provident as overall manager of your fund, subject to the direction of a Vanguard Board of Trustees. That Board has the flexibility to make advisory changes - including changes to the contract of an existing adviser - without shareholder vote, pursuant to an exemption obtained from the U.S. Securities and Exchange Commission by The Vanguard Group. After the reorganization, the Vanguard Fund would continue investing your portfolio, and the PIC Fund (which will have no remaining assets) will be dissolved. Your existing Board of Trustees believes that the reorganization is in shareholders' best interests for the following reasons:

     LOWER SHAREHOLDER COSTS

     Because they jointly own their management company, the funds within The Vanguard Group operate on an "at-cost" basis. This operating structure, combined with the efficiencies inherent in Vanguard's size, will result in lower operating expenses for the Vanguard Fund than for the PIC Fund. The Vanguard Fund expects to feature a total expense ratio of 0.65% for its first full year of operations following the proposed reorganization - an annual cost to shareholders of $6.50 for each $1,000 invested. By contrast, the PIC Fund's total expense ratio for the year ended October 31, 2001 was 1.39% (after fees waived and expenses reimbursed by Provident) - an annual cost to shareholders of $13.90 for each $1,000 invested.

     EXPANDED SHAREHOLDER SERVICES

     As a shareholder of the Vanguard Fund, you will have access to a wide range of shareholder services, including 24-hour access to your account, the ability to transact through Vanguard's website, exchange privileges with more than 100 other Vanguard funds, and access to Vanguard's comprehensive investor education programs.

     FUTURE GROWTH OF THE PIC FUND

     Joining The Vanguard Group should enable the PIC Fund (as reorganized into the Vanguard Fund) to grow assets due to Vanguard's strong market penetration and reputation as a low-cost provider. Provident expects (but cannot guarantee) that assets in the reorganized PIC Fund will grow considerably once it joins The Vanguard Group due to investments by new shareholders. As a result, expenses will be shared by a larger group of shareholders and expenses for existing shareholders may be reduced.

HOW THE REORGANIZATION WILL AFFECT YOUR ACCOUNT

     If shareholders approve the proposed reorganization, your PIC Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of Vanguard Fund shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate cost basis in the account will remain the same.

TAX-FREE NATURE OF THE REORGANIZATION

     The proposed reorganization will be accomplished on a tax-free basis, meaning that you won't realize any capital gains when your PIC Fund shares are exchanged for shares of the Vanguard Fund.

                              QUESTIONS AND ANSWERS

Q.   I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, the PIC Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again
     - a costly proposition for your fund!

Q.   WHO GETS TO VOTE?

A. Any person who owned shares of the PIC Fund on the "record date," which was April 23, 2002, gets to vote - even if the investor later sold the shares. Shareholders are entitled to cast one vote for each PIC Fund share held on the record date.

Q.   HOW CAN I VOTE?

A. You can vote by mail, using the enclosed ballot. Or, you can vote in person at the meeting. You may also vote by telephone. Please follow the enclosed instructions to use these methods of voting. Whichever method you choose, please take the time to read the full text of our combined proxy statement and prospectus before you vote.

Q.   I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                   PROVIDENT INVESTMENT COUNSEL MID CAP FUND A

     Provident Investment Counsel Mid Cap Fund A will host a special meeting of shareholders on Monday, June 3, 2002, at 10:00 a.m., Pacific time. The meeting will be held at Provident Investment Counsel's offices at 300 North Lake Avenue, Pasadena, California 91101. At the meeting, we will ask shareholders to vote on:

     1. A proposal to reorganize Provident Investment Counsel Mid Cap Fund A into Vanguard Mid-Cap Growth Fund.

     2.   Any other business properly brought before the meeting.

     All shareholders are cordially invited to attend the meeting. However, if you are unable to attend the meeting, please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the meeting may be held and a maximum number of shares may be voted. Please see the enclosed materials for telephone voting instructions.

     Shareholders of record at the close of business on April 23, 2002, are entitled to notice of and to vote at the meeting or any adjournment thereof.

                        By Order of the Board of Trustees


                        Aaron W.L. Eubanks, Sr.
                        SECRETARY


May 3, 2002


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT!

                        You can vote easily and quickly.
  Just follow the simple instructions that appear on your enclosed proxy card.
--------------------------------------------------------------------------------

                       COMBINED PROSPECTUS/PROXY STATEMENT

     This combined prospectus/proxy statement dated April 26, 2002, relates to the special meeting of shareholders of Provident Investment Counsel Mid Cap Fund A (the "PIC Fund"), a series of PIC Investment Trust (the "PIC Trust"), to be held on June 3, 2002 concerning the acquisition of the assets and liabilities of the PIC Fund, by and in exchange for shares of Vanguard Mid-Cap Growth Fund (the "Vanguard Fund"), a series of Vanguard Whitehall Funds (the "Vanguard Trust"). The address of the PIC Trust is 300 North Lake Avenue, Pasadena, California 91101. The address of the Vanguard Trust is P.O. Box 2600, Valley Forge, Pennsylvania 19482.

     Please read this entire prospectus/proxy statement before casting your vote. This prospectus/proxy statement sets forth concisely the information about the Vanguard Fund that a prospective investor ought to know before investing. A statement of additional information (the "Reorganization SAI") dated April 26, 2002, relating to this prospectus/proxy statement is incorporated by reference into this prospectus/proxy statement and is available by calling Provident at 800-618-7643. The PIC Fund's prospectus and statement of additional information, each dated February 28, 2002, are incorporated by reference into this prospectus/proxy statement, are considered part of this prospectus/proxy statement, and are available by calling Provident. These documents contain information that is important to your voting decision, and you should keep them for future reference.

     The Vanguard Fund has been organized as a separate investment portfolio of the Vanguard Trust, which filed an amended registration statement with the U.S. Securities and Exchange Commission (the "SEC") on March 19, 2002, in order to create the new fund. The Vanguard Fund's registration statement has not yet been declared effective by the SEC but is available without charge at the SEC's website (http://www.sec.gov). The PIC Fund's prospectus and statement of additional information (each dated February 28, 2002) and its most recent annual report to shareholders are available without charge from Provident or at the SEC's website.

--------------------------------------------------------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1.   OVERVIEW .............................................................    1

2.    DETAILS OF REORGANIZATION PROPOSAL ..................................    2

        Why We Want to Reorganize Your Fund ...............................    2

        How We Plan to Accomplish the Reorganization ......................    2

        How The Reorganization Will Affect the PIC Fund ...................    3

        How Many Shareholder Votes We Need to Approve the Reorganization ..    7

3.    INVESTMENT ADVISORY ARRANGEMENTS ....................................    8

4.    ADDITIONAL INFORMATION ABOUT VANGUARD MID-CAP GROWTH FUND ...........   10

5.    MANAGEMENT OF VANGUARD MID-CAP GROWTH FUND ..........................   20

6.    GENERAL INFORMATION .................................................   24

APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION .........................  A-1

                                   1. OVERVIEW

     PROPOSAL SUMMARY. This combined prospectus/proxy statement describes a proposal to reorganize Provident Investment Counsel Mid Cap Fund A (the "PIC Fund') into a substantially similar fund called Vanguard Mid-Cap Growth Fund (the "Vanguard Fund"), which has been created within The Vanguard Group of Investment Companies ("The Vanguard Group"). The proposed reorganization involves a few basic steps. First, your fund will redeem all of its interests in PIC Mid Cap Portfolio (the "PIC Portfolio") in exchange for its share of the underlying investment securities held by the PIC Portfolio. This step is necessary because your fund currently invests all of its assets in the PIC Portfolio. Second, your fund will simultaneously transfer all of its portfolio securities and other assets to the Vanguard Fund, and the Vanguard Fund will assume your fund's liabilities. Third, and simultaneously with step two, the Vanguard Fund will open an account for you, crediting it with shares of the Vanguard Fund that are equivalent in value to your investment in the PIC Fund at the time of the proposed reorganization. Fourth, the PIC Fund will be dissolved.

     At their meeting on February 26, 2002, your Board of Trustees approved the proposed reorganization. We believe that the reorganization is in the best interests of your fund and its shareholders (more on this further into this prospectus/proxy statement). Also, the proposed reorganization will not dilute the interests of the PIC Fund's shareholders. If we do not win shareholder approval of the proposed reorganization, the PIC Fund will simply continue in existence (unless the Board of Trustees decides otherwise) and the Vanguard Fund will not commence operations.

     FORM OF ORGANIZATION. For legal purposes, your fund, Provident Investment Counsel Mid Cap Fund A, is organized as series of PIC Investment Trust, a Delaware business trust (the "PIC Trust"). Vanguard Mid-Cap Growth Fund has been organized as a new series of Vanguard Whitehall Funds, a Delaware business trust (the "Vanguard Trust"). Additional information on organizational matters is discussed below in the section entitled "Details of the Reorganization Proposal
- How the Reorganization will Affect the PIC Fund."

     NEW BOARD OF TRUSTEES. The Vanguard Trust has a different Board of Trustees than the PIC Trust. We describe the backgrounds and compensation of the individuals who serve as trustees of Vanguard Trust in the section below entitled "Management of Vanguard Mid-Cap Growth Fund."

     INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF EACH FUND. The Vanguard Fund has been created with an investment objective and investment strategies and policies that are substantially similar to those of the PIC Fund. As reorganized, the Vanguard Fund will continue to seek to provide long-term capital appreciation. Additional information comparing your fund to the Vanguard Fund is provided below in the section entitled "Details of the Reorganization Proposal - How the Reorganization will Affect the PIC Fund."

     INVESTMENT ADVISER. If shareholders approve the proposed reorganization, Provident Investment Counsel ("Provident"), the investment adviser to the PIC Portfolio (in which all of the PIC Fund's assets are invested), will also serve as investment adviser to the Vanguard Fund, continuing a substantially similar investment program. Details of the advisory arrangements for your fund and the Vanguard Fund are provided below in the section entitled "Investment Advisory Arrangements." The Board of Trustees of the Vanguard Trust has the flexibility to make advisory changes in shareholders' best interests, without a shareholder vote, pursuant to an exemption received from the SEC by Vanguard. Although there are no current plans to do so, one or more new advisers could be added to the Vanguard Fund in the future, as either additions to or replacements for Provident.

     INVESTMENT ADVISORY FEES. Investment advisory fees paid to Provident by the Provident Fund are calculated as a fixed-percentage of average daily net assets. Investment advisory fees paid to Provident by the Vanguard Fund will be calculated as a breakpoint-based annual percentage rate applied to average month-end assets for each quarter, as increased or decreased based upon the fund's cumulative investment performance over a trailing 36-month period as compared to the cumulative total return of a benchmark index. Additional information about the Provident Fund and Vanguard Fund fee schedules appears below in the section entitled "Investment Advisory Arrangements - Investment Advisory Agreement."

     SHARE DISTRIBUTION ARRANGEMENTS. Unlike the PIC Fund, shareholders of the Vanguard Fund will not pay a sales commission to a distributor when they purchase Vanguard Fund shares. In addition, the Vanguard Fund will not pay annual 12b-1 (distribution) expenses. Although the Vanguard Fund will have higher requirements than the Provident Fund for minimum initial purchases, additional investments, and account balances, Provident Fund shareholders who join the Vanguard Fund as a result of the reorganization will continue to be subject to the lower Provident Fund minimum initial purchase and account balance requirements.

     TAX-FREE REORGANIZATION. The proposed reorganization will be accomplished on a tax-free basis, meaning that you won't realize any capital gains when your PIC Fund shares are exchanged for shares of the Vanguard Fund.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP is expected to serve as independent auditors to the Vanguard Fund, as they do for all other Vanguard funds. PricewaterhouseCoopers LLP also serves as independent auditors to the PIC Fund and the PIC Portfolio.

                      2. DETAILS OF REORGANIZATION PROPOSAL

     The Board of Trustees of PIC Investment Trust has approved a plan to reorganize Provident Investment Counsel Mid Cap Fund A into a substantially similar fund that has been created within Vanguard Whitehall Funds, called Vanguard Mid-Cap Growth Fund. A copy of the Agreement and Plan of Reorganization is attached as Appendix A to this combined prospectus/proxy statement. To proceed with the proposed reorganization, we need shareholder approval. The next few pages of this prospectus/proxy statement discuss important details of the reorganization plan, including the following:

     *    Why we want to reorganize your fund.

     *    How we plan to accomplish the reorganization.

     *    How the reorganization will affect your fund.

     *    How many shareholder votes we need to approve the reorganization.

WHY WE WANT TO REORGANIZE YOUR FUND

     The Board of Trustees of your fund believes that the proposed reorganization will provide substantial benefits to the shareholders of your fund because, as shareholders of the Vanguard Fund, they will obtain access to Vanguard's expansive client service capabilities and will have exchange privileges with more than 100 other Vanguard funds. In addition, Provident expects (but cannot guarantee) that assets in the reorganized PIC Fund will grow considerably once it joins the Vanguard Group due to investments by new shareholders. As a result, expenses will be shared by a larger group of shareholders and expenses for existing shareholders may be reduced.

     Vanguard management believes that the reorganized PIC Fund will fit well within The Vanguard Group. If the proposed reorganization is approved by shareholders, the PIC Fund will provide Vanguard investors with another proven fund, and broaden the array of actively-managed funds available through Vanguard.

     The Vanguard Group, Inc. ("Vanguard") and Provident have entered into a Sponsorship Agreement, which generally provides that Provident will use reasonable efforts to facilitate the proposed reorganization. However, neither Provident nor any other party is being compensated by Vanguard in consideration of the PIC Fund joining The Vanguard Group through the reorganization.

HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION. The PIC Trust intends to enter into an Agreement and Plan of Reorganization with the Vanguard Trust that spells out the terms and conditions that will apply to the reorganization of the PIC Fund into the Vanguard Fund (assuming that shareholders approve this proposal). For a complete description of these terms and conditions, please see the agreement, which is attached as Appendix A to this prospectus/proxy statement.

     FOUR STEPS TO REORGANIZE. After shareholder approval, the proposed reorganization will be accomplished in a four-step process. First, your fund will redeem all of its interests in the PIC Portfolio in exchange for its share of the underlying investment securities held by the PIC Portfolio. This step is necessary because your fund currently invests all of its assets in the PIC Portfolio. Second, your fund will transfer all of its assets to the Vanguard Fund, and the Vanguard Fund will assume all of your fund's liabilities. Third, and simultaneously with step two, the Vanguard Fund will open an account for you, crediting it with shares of the Vanguard Fund equal in value to the shares of the PIC Fund owned by you at the time of the reorganization. Fourth, the PIC Fund will be dissolved.

     EFFECTIVE AS SOON AS PRACTICABLE. If approved by shareholders, the proposed reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. We think the reorganization will be accomplished by late June, 2002.

     We expect that the proposed reorganization will have no federal income tax consequences for the PIC Fund or its shareholders. The reorganization will not proceed until this point is confirmed by an opinion of counsel. Following the proposed reorganization, the adjusted tax basis of your fund shares will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the proposed reorganization, but you should consult your own tax adviser regarding those matters. More information about the opinion of counsel required as a condition of the reorganization appears in the Agreement and Plan of Reorganization.

HOW THE REORGANIZATION WILL AFFECT THE PIC FUND

     COMPARING INVESTMENT OBJECTIVES, STRATEGIES, AND POLICIES. The PIC Fund's investment objective and its investment strategies and policies will be substantially similar to those of the Vanguard Fund, and Provident intends to manage the Vanguard Fund in the same general manner that it currently manages the PIC Portfolio.

     As reorganized, the Vanguard Fund will continue to seek to provide long-term capital appreciation. It will continue to invest primarily in the common stock of medium size companies whose market capitalizations at the time of the initial purchase are within the capitalization range of the Russell Mid Cap Growth Index ($1 billion to $12.5 billion as of January 31, 2002).

     In selecting investments for the Vanguard Fund, Provident will continue to invest in those medium-capitalization companies which it believes have the best prospects for future growth. Provident will continue to focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. Provident will continue to seek companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company will continue to be assessed relative to its industry, earnings growth and the market in general. In determining whether to sell a security, Provident will continue to consider various factors such as fundamental changes within a particular company or its industry. These considerations will continue to be based on Provident's research, including analytical procedures, market research or discussions with company management.

     Provident and your Board of Trustees believe that there is adequate capacity in the mid-cap sector of the stock markets to absorb any additional assets which the PIC Fund may obtain as a result of joining The Vanguard Group and that the reorganization will not impair Provident's flexibility in managing the assets of the Vanguard Fund.

     Currently, the PIC Fund invests all of its assets in the PIC Portfolio, and the PIC Portfolio in turn invests its assets directly in investment securities; after the proposed reorganization, the Vanguard Fund will invest all of its assets directly in investment securities. Your Board of Trustees believes this change is more a matter of form than substance. The investment objective of the PIC Fund is "fundamental," meaning that it can be changed only with shareholder approval. The investment objective of the Vanguard Fund is substantially similar but is non-fundamental. This is consistent with the non-fundamental approach taken by most of the other funds in the Vanguard Group (the "Vanguard Group Funds"), and is also consistent with the Investment Company Act of 1940, as amended (the "Investment Company Act"), which does not require a fund's objective to be fundamental. The Board of Trustees of the Vanguard Trust has no plans to change the investment objective of the Vanguard Fund in the foreseeable future.

     Certain investment policies of the Vanguard Fund will be different than those of the PIC Fund. These differences conform to the limitations on other Vanguard Group Funds, and will not have a material impact on Provident's management of the Vanguard Fund. The most significant differences are as follows:

     * The PIC Fund and the Vanguard Fund have different policies regarding borrowing. As a fundamental investment policy (which cannot be changed without shareholder approval), the PIC Fund may not borrow money or issue senior securities, other than borrowings from banks for temporary or emergency purposes or for the clearance of transactions in amounts up to 10% of the Fund's total assets. The Vanguard Fund may borrow up to 15% of its net assets, but only through banks, reverse repurchase agreements, or Vanguard's interfund lending program. The Vanguard interfund lending program permits the funds within The Vanguard Group to borrow money from and lend money to each other for temporary or emergency purposes, subject to certain conditions. Because the Vanguard Fund's 15% borrowing policy is non-fundamental, the Board of Trustees may change the policy without shareholder vote. Although there is no current intention to do so, increasing the Vanguard Fund's borrowing ability could increase the risk that shareholders will lose money in the fund.

     * The PIC Fund and the Vanguard Fund have different policies regarding lending. As a fundamental policy, the PIC Fund may not make loans other than loans of portfolio securities in an amount not exceeding 25% of the fund's total assets. The Vanguard Fund may lend up to 50% of its total assets (the current limit under the Investment Company
          Act) and may participate in Vanguard's interfund lending program. The Vanguard Fund's increased ability to lend increases the risk that a borrower will default on a payment, possibly causing the Fund to lose money. Neither the PIC Fund nor the Vanguard Fund consider the purchase of fixed income securities issued by unaffiliated third parties to be lending for purposes of these restrictions.

     * The PIC Fund and the Vanguard Fund have different policies regarding the pledging of assets. As a fundamental policy, the PIC Fund may not pledge its assets. The Vanguard Fund may pledge up to 15% of its assets to secure borrowings, and this limitation may be changed by the Board of Trustees of the Vanguard Trust without shareholder approval.

     * The PIC Fund and the Vanguard Fund have different policies regarding the use of commodity futures contracts. As a fundamental policy, the PIC Fund may only purchase stock index futures contracts. The Vanguard Fund may engage in a wider range of futures contracts, and its current limitations may be changed by the Board of Trustees of the Vanguard Trust without shareholder approval. Increased use of futures contracts involve significant risks, including an increased risk that the fund will lose money.

     CONSIDERED INDIVIDUALLY AND IN THE AGGREGATE, PROVIDENT DOES NOT EXPECT THE INVESTMENT POLICY DIFFERENCES BETWEEN THE PIC FUND AND THE VANGUARD FUND DESCRIBED ABOVE TO HAVE A MATERIAL IMPACT ON EITHER PROVIDENT'S DAY-TO-DAY INVESTMENT DECISION MAKING PROCESS OR ON YOUR INVESTMENT PORTFOLIO AS IT IS REORGANIZED INTO THE VANGUARD FUND.

     COMPARING RISK FACTORS. The Vanguard Fund will be subject to the same principal risk factors as the PIC Fund because it has substantially similar investment strategies and policies and invests principally in the same types of securities. An investment in the Vanguard Fund could lose money over short or even long periods. You should expect the Vanguard Fund's share price and total return to fluctuate within a wide range like the overall stock market. The Vanguard fund's performance could be hurt by:

     * INVESTMENT STYLE RISK, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.

     * MANAGER RISK, which is the chance that poor security selection will cause the Vanguard Fund to underperform other funds with similar investment objectives.

     COMPARING SHAREHOLDER FEES AND FUND EXPENSES. The following table compares the fees and expenses of buying and holding shares of the PIC Fund and the Vanguard Fund, and the expenses the PIC Fund expects to incur in its current fiscal year and the estimated expenses of the Vanguard Fund for the first full year after the proposed reorganization (assuming current asset levels remain the same). As illustrated, the PIC Fund imposes a sales charge on most share purchases, while the Vanguard Fund has no sales charges. This means that the Vanguard Fund will be able to invest your entire purchase price in portfolio securities, rather than only a portion. As also shown below, the Vanguard Fund has no 12b-1 fees, no administration fees, and considerably lower other expenses, and we expect that the Vanguard Fund's annual operating expenses will be lower than those of the PIC Fund even without any growth in your fund's assets.

                                                                              PIC FUND        VANGUARD FUND
                                                                              --------        -------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price) ...................................       5.75%             0.00%
Redemption fee ..........................................................       0.00%(1)          0.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees(2) ......................................................       0.70%             0.62%
Distribution (12b-1) Fees ...............................................       0.25%             0.00%
Other Expenses ..........................................................       0.87%             0.03%
Administration Fees .....................................................       0.20%             0.00%
Shareholder Service Fee .................................................       0.15%             0.00%
                                                                               -----             -----

Total Annual Fund Operating Expenses ....................................       2.17%             0.65%
Expense Reimbursements ..................................................      (0.78%)(3)         0.00%
                                                                               -----             -----
Net Expenses ............................................................       1.39%             0.65%

----------
(1) Shareholders who buy $1 million of PIC Fund shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

(2) Advisory fees under the Provident Fund fee schedule will be calculated as a fixed-percentage of average daily net assets. Advisory fees under the Vanguard Fund fee schedule are calculated as a breakpoint-based annual percentage rate applied to average month-end assets for each quarter, as increased or decreased based upon the fund's cumulative investment performance over a trailing 36-month period as compared to the cumulative total return of a benchmark index. Additional information about the Provident Fund and Vanguard Fund fee schedules appears under the heading "Investment Advisory Arrangements - Investment Advisory Agreement."

(3) This table reflects the aggregate expenses of both the PIC Fund and a pro rata portion of the expenses of the PIC Portfolio. Provident has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.39% until March 1, 2011. Provident reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the PIC Fund if, within three years following the fiscal year in which such reimbursement were made, the PIC Fund's expenses are less than the limit agreed to by Provident. Any reimbursements to Provident are subject to approval by the Board of Trustees of the PIC Trust.

     EXPENSE EXAMPLE. The following expense example is intended to help you compare the cost of investing in the PIC Fund with the cost of investing in the Vanguard Fund. The example assumes that you invest $10,000 in each fund for the time periods indicated and that you sell your shares at the end of each period. The example also assumes that each year your investment has a 5% return and fund expenses remain the same as shown above. Although your actual costs and returns might be different based on these assumptions, your costs would be:

                              1 YEAR      3 YEARS      5 YEARS     10 YEARS
                              ------      -------      -------     --------
PIC Fund ................     $  708       $  990       $1,292      $2,148
Vanguard Fund ...........     $   66       $  208       $  362      $  810

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

     NET ASSET VALUE. The PIC Fund calculates its net asset value per share ("NAV") once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). Similarly, the Vanguard Fund calculates its NAV after the close of regular trading on the New York Stock Exchange.

     The proposed reorganization will have no impact on your fund's NAV. As indicated below, the proposed reorganization will not cause your fund's share price to go up or down, and you will own shares of the Vanguard Fund equal in value to the shares of the PIC Fund you own at the time of the reorganization. Any declared but undistributed dividends or capital gains will carry over in the proposed reorganization.

                              CAPITALIZATION TABLE
                                 APRIL 23, 2002
                                   (UNAUDITED)

                                                                                        PRO FORMA
                                                      PIC FUND       VANGUARD FUND    CAPITALIZATION
                                                   -------------     -------------    --------------
Total Net Assets as of the Record Date ........    $  32,317,568          $0          $  32,317,568
Total Number of Shares Outstanding
  on the Record Date ..........................     2,312,524.53           0           2,312,524.53
NAV on the Record Date ........................    $       13.98          $0          $       13.98

     TRUSTEES. The Vanguard Trust has a different Board of Trustees than the PIC Trust. A brief description of the backgrounds and compensation of the individuals who serve as trustees of the Vanguard Trust is set forth below in the section entitled "Management of Vanguard Mid-Cap Growth Fund." Following the reorganization, the Board of Trustees of the PIC Trust will have no oversight over, or other involvement with, the Vanguard Fund.

     PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION. Shares of the PIC Fund are sold to individuals and institutional investors, including retirement and other plans, and after the proposed reorganization shares of the Vanguard Fund will be sold to the same types of investors. This chart highlights the purchase, redemption and exchange features of your fund as compared to the Vanguard Fund.

PURCHASE, REDEMPTION AND EXCHANGE FEATURES                   PIC FUND                            VANGUARD FUND(1)
------------------------------------------                   --------                            ----------------
Minimum initial purchase/Additional
investments/Minimum balance ...................    $2,000 / $250 / $1,000             $10,000 / $100 / $10,000 by mail
                                                                                      or exchange and $1,000 by wire(2)

Purchases .....................................    By mail, wire, or systematic       By mail, wire, systematic investment
                                                   investment plan                    plan, Vanguard Fund Express(R)and
                                                                                      Vanguard Direct Deposit ServiceSM

Redemptions ...................................    In person, by mail, wire or        By mail, 24-hour telephone, or
                                                   telephone (business hours          Vanguard's website
                                                   only), or through a financial
                                                   institution

Free exchange privileges ......................    Yes, with three other series       Yes, with other Vanguard Funds that
                                                   of  PIC Investment Trust --        have exchange privileges -- by  mail,
                                                   in person, by mail or tele-        24-hour telephone, or Vanguard's
                                                   phone (business hours only)        website, subject to share class
                                                                                      eligibility and other conditions(3)

----------
(1) Explanations of each of the services available through the Vanguard Fund appear below in the section entitled "Additional Information About Vanguard Mid-Cap Growth Fund."

(2) Shareholders of the PIC Fund at the closing of the reorganization will continue to be subject to the PIC Fund's minimum initial purchase and account balance requirements.

(3) Explanations of exchange privileges of Vanguard Fund shareholders appear below in the section entitled "Additional Information About Vanguard Mid-Cap Growth Fund."

     SALES CHARGES. The Vanguard Fund will not impose any sales charge on your purchase of shares. Your fund does impose a front-end sales charge. Shares of the PIC Fund are purchased at the NAV calculated after your investment is received by the PIC Fund's transfer agent plus the shares charge. The sales charge for the PIC Fund declines with the size of your purchase, as shown below:

                                       SALES CHARGE AS A     SALES CHARGE AS A
YOUR INVESTMENT                       % OF OFFERING PRICE   % OF YOUR INVESTMENT
---------------                       -------------------   --------------------
Up to $49,999 ....................            5.75%                 6.10%
$50,000 to $99,999 ...............            4.50%                 4.71%
$100,000 to $249,999 .............            3.50%                 3.63%
$250,000 to $499,999 .............            2.50%                 2.56%
$500,000 to $999,999 .............            2.00%                 2.04%
$1,000,000 and over ..............         None(1)                None(1)

----------
(1) Shareholders who buy $1 million of PIC Fund shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

     COMPARING FISCAL YEAR ENDS. The fiscal years of the Provident Fund and the Vanguard Fund end on October 31st.

     COMPARING SERVICE PROVIDERS. PricewaterhouseCoopers, LLP, the independent auditor for the PIC Fund, is expected to serve as the independent auditor for the Vanguard Fund, and currently serves in that capacity for all other funds in The Vanguard Group (the "Vanguard Group Funds"). In this role,
PricewaterhouseCoopers audits and certifies the financial statements of all Vanguard Group Funds. PricewaterhouseCoopers also reviews the annual reports to shareholders of the Vanguard Group Funds and their filings with the SEC. Neither PricewaterhouseCoopers nor any of its partners have any direct or material indirect financial interest in the Vanguard Group Funds. A PricewaterhouseCoopers representative will attend the shareholder meeting.

     Your fund's custodian, Provident National Bank, 200 Stevens Drive, Lester, Pennsylvania 19113, is responsible for holding your fund's assets. Following the reorganization, the Board of Trustees of the Vanguard Trust will select a custodian for the Vanguard Fund.

     Provident Financial Processing Corporation, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as your fund's transfer agent. U.S. Bancorp Fund Services, LLC acts as your fund's administrator. Following the reorganization, The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, Pennsylvania 19482, will serve as the Vanguard Fund's transfer agent and administrator.

     Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bancorp Fund Services, LLC, is your fund's principal underwriter. Following the reorganization, Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., will serve as the Vanguard Fund's principal underwriter.

     SHARES. The shares to be issued by the Vanguard Fund will be substantially similar to the shares issued by the PIC Fund. The material differences between the shares are that (1) the PIC Trust provides for the indemnification of any shareholder found liable for any claim relating to such shareholder's status as a shareholder, and the Vanguard Trust has no similar provision, and (2) 40% of shares entitled to vote at a shareholders meeting constitute a quorum of the PIC Trust, while 50% constitutes a quorum of the Vanguard Trust.

HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE REORGANIZATION

     To go forward with the proposed reorganization, a majority of your fund's shares outstanding on April 23, 2002 (the "Record Date"), must vote in favor of this proposal. YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU APPROVE THE PROPOSED REORGANIZATION.

                             3. INVESTMENT ADVISORY ARRANGEMENTS

     The PIC Fund invests all of its assets in the PIC Portfolio. The PIC Portfolio in turn invests its assets in investment securities to achieve the PIC Fund's investment objective. Following the proposed reorganization, the Vanguard Fund will invest its assets directly in such investment securities. This will have no impact on the Vanguard Fund's investment strategies and policies.

     The PIC Portfolio contracts with Provident to provide investment advisory and other services. Under its investment advisory agreement dated December 31, 1997, with the PIC Portfolio, Provident is responsible for managing the investment and reinvestment of the PIC Portfolio's assets, and for continuously reviewing, supervising and directing the PIC Portfolio's investment program. If the proposed reorganization is approved by shareholders, Provident will similarly serve as investment adviser to the Vanguard Fund, continuing the PIC Fund's investment program. Provident will have the same responsibilities under its proposed investment advisory agreement with the Vanguard Fund as it does under its agreement with the PIC Portfolio.

     INVESTMENT ADVISER. Provident's address is 300 North Lake Avenue, Pasadena, California 91101. Provident traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. Provident employs a team-oriented approach, with a group of investment professionals responsible for the day-to-day management of the PIC Portfolio, including determining which securities should be bought and sold. These arrangements would continue for the Vanguard Fund if the proposed reorganization is approved by shareholders. As of December 31, 2001, Provident had discretionary management authority with respect to approximately $8.6 billion of assets.

     INVESTMENT ADVISORY AGREEMENT. The investment advisory agreement between Provident and the PIC Portfolio is substantially similar to the proposed investment advisory agreement between Provident and the Vanguard Fund, including the services to be provided and the duration and termination provisions. Under the PIC Portfolio advisory agreement, the PIC Portfolio holds Provident harmless for any losses other than losses due to Provident's bad faith, gross negligence, willful misconduct or reckless disregard of its obligations under the agreement, and the PIC Portfolio indemnifies Provident for any losses Provident incurs other than losses due to Provident's bad faith, gross negligence, willful misconduct or reckless disregard of its obligations under the agreement. The Vanguard Fund advisory agreement does not provide that the Vanguard Fund will hold Provident harmless under any circumstances, nor does it have an indemnification provision.

     The principal difference between the two agreements is the compensation structure. In the PIC Portfolio agreement, Provident is entitled to a fee of 0.70% of the PIC Portfolio's (and therefore the PIC Fund's) average daily net assets. In contrast, the Vanguard Fund agreement has certain breakpoints and a performance component.

     Under the proposed investment advisory agreement between Provident and the Vanguard Fund, the Vanguard Fund will pay Provident a quarterly advisory fee that is based on certain annual percentage rates applied to the PIC Fund's average month-end assets for each quarter. In addition, after April 30, 2003, the quarterly fee will be increased or decreased based upon the PIC Fund's performance in comparison to its benchmark index. For these purposes, the PIC Fund's cumulative investment performance over a trailing 36-month period will be compared to the cumulative total return of the Russell Midcap Growth Index. Please consult the Statement of Additional Information for the Vanguard Fund for a complete explanation of how Provident's advisory fees will be calculated.

     The following table shows on a comparative basis for the calendar year ended December 31, 2001, the investment advisory fees actually paid to Provident under the Provident Fund fee schedule and the investment advisory fees (presented on a pro forma basis) that would have been paid to Provident had the Vanguard Fund fee schedule been in place and fully effective for the same period.

               ACTUAL AGGREGATE              PRO FORMA AGGREGATE
            INVESTMENT ADVISORY FEE        INVESTMENT ADVISORY FEE
            FOR CALENDAR YEAR ENDED        FOR CALENDAR YEAR ENDED
             DECEMBER 31, 2001(1)            DECEMBER 31, 2001(2)
             --------------------            --------------------
                   $96,766                         $189,449

----------
(1) Actual fees shown would have been $169,131 if Provident had not waived $72,365 in advisory fees under a contract with the Provident Fund.

(2) Pro forma fees shown reflect the Vanguard Fund fee schedule as it would be implemented after an initial 36-month transition period.

     Based on the PIC Fund's current size, the maximum possible fee payable by the Vanguard Fund to Provident under the advisory agreement during the first year of operations would be 0.50% of the PIC Fund's net assets. This compares favorably with the maximum fee payable to Provident by the PIC Fund, which is 0.70% of the PIC Fund's average daily net assets based on the fully applied fee schedule. Moreover, the Vanguard Fund expects to feature a total expense ratio of 0.65%, which compares favorably with the PIC Fund's total expense ratio for the year ended October 31, 2001, which was 1.39% (after fees waived and expenses reimbursed by Provident).

     Last year, the PIC Portfolio paid Provident a fee equal to 0.41% of its average daily net assets, net of fee waivers. For the fiscal year ended October 31, 2001, the PIC Portfolio paid Provident fees of $133,569, net of a waiver of $93,892. For the fiscal year ended October 31, 2000, the PIC Portfolio paid Provident fees of $121,216, net of a waiver of $104,920. For the fiscal year ended October 31, 1999, the PIC Portfolio accrued advisory fees of $58,869, all of which were waived.

     DURATION AND TERMINATION OF PROVIDENT'S INVESTMENT ADVISORY AGREEMENT WITH THE VANGUARD FUND. The terms of Provident's investment advisory agreement with the Vanguard Fund have been approved by the Board of Trustees of the Vanguard Trust and a formal agreement will be approved by the Board if this transaction is approved by shareholders and will become immediately effective following the reorganization. The agreement will remain in effect for an initial two-year period, and may be continued beyond that for successive one-year periods, if approved at least annually by the vote of the Board of Trustees of the Vanguard Trust. Board approval must include the votes of a majority of those trustees who are not parties to the contract or "interested persons" (as defined under the Investment Company Act) of any party to the contract. In addition, the trustees must vote in person on Provident's investment advisory agreement, at a meeting called for that purpose. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (i) either by vote of the Vanguard Trust's trustees or by vote of the outstanding shares of the Vanguard Fund on 60 days' written notice, or (ii) by Provident on 90 days' written notice to the Vanguard Fund.

     FUTURE CHANGES TO THE VANGUARD FUND'S ADVISORY ARRANGEMENTS. Although there are no current plans to do so, one or more new investment advisers could be added to the Vanguard Fund in the future, as either additions to or replacements for Provident. The Board of Trustees of the Vanguard Trust has the flexibility to make advisory changes - including changes to the contract of an existing investment adviser - without a shareholder vote, pursuant to an exemption obtained from the SEC by The Vanguard Group. This exemption was granted pursuant to certain representations made by The Vanguard Group, including that each fund to which the exemption is applicable continues to operate as a member of The Vanguard Group, with management and distribution services provided on an at-cost basis.

          4. ADDITIONAL INFORMATION ABOUT VANGUARD MID-CAP GROWTH FUND

     This section sets forth additional information about the Vanguard Fund, including information regarding its investment program and expected advisory arrangements, considerations regarding dividends, capital gains, and taxes, the determination of its share price, and account related options. References to "us," "we" or "our" refer to Vanguard or the Vanguard Fund, as applicable. References to "you" or "your" refer to shareholders of the Vanguard Fund.

PERFORMANCE/RISK INFORMATION

     The Vanguard Fund has not commenced operations, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

PRIMARY INVESTMENT STRATEGIES AND POLICIES

     The following sections explain the primary investment strategies and policies that the Vanguard Fund will use in pursuit of its objective. You will also find information on other important features of the Vanguard Fund.

     MARKET EXPOSURE. The Vanguard Fund's primary strategy will be to invest at least 80% of its net assets in the common stocks of mid-cap companies that offer strong growth potential. However, the Vanguard Fund will have flexibility to invest the balance in other market capitalizations and security types. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value. However, they tend to involve less risk than stocks of small companies.

     THE VANGUARD FUND WILL BE SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     THE VANGUARD FUND WILL BE SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, MID-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

     SECURITY SELECTION. In managing the Vanguard Fund, the investment adviser will focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. The adviser will seek companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company will be assessed relative to its industry, earnings growth and the market in general.

     In determining whether to sell a security, the adviser will consider various factors such as fundamental changes within a particular company or its industry. These considerations will be based on the adviser's research, including analytical procedures, market research or discussions with company management.

     The Vanguard Fund will generally be managed without regard to tax ramifications.

     THE VANGUARD FUND WILL BE SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

     OTHER INVESTMENT POLICIES AND RISKS. The Vanguard Fund may also invest in stock index futures and options contracts, which are types of derivative. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund.

     THE VANGUARD FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

     A derivative is a financial  contract whose value is based on (or "derived"
from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

     The Vanguard Fund will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. In addition, the Vanguard Fund's obligation under futures contracts will not exceed 20% of its total assets.

     The reasons for which the Vanguard Fund will invest in futures and options are:

     * To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

     * To reduce the Vanguard Fund's transaction costs or add value when these instruments are favorably priced.

     Although the Vanguard Fund typically will not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded in U.S. or foreign markets. To the extent that it owns foreign securities, the Fund will be subject to (1) COUNTRY RISK, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets; and (2) CURRENCY RISK, which is the chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

     The Vanguard Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Vanguard Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

     COSTS AND MARKET-TIMING. Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by ALL fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard Group Funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it. Specifically:

     * Each Vanguard Group Fund reserves the right to reject any purchase request--including exchanges from other Vanguard Group Funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

     * Each Vanguard Group Fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.

     * Each Vanguard Group Fund reserves the right to stop offering shares at any time.

     * Certain Vanguard Group Funds charge purchase and/or redemption fees on transactions.

     See the section below entitled "Investing with Vanguard" for further details on Vanguard's transaction policies.

     THE VANGUARD GROUP FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

     Although the Vanguard Fund will normally seek to invest for the long term, it may sell securities regardless of how long they have been held. The Vanguard Fund has not commenced operations, so its turnover rate is not yet available.

THE VANGUARD FUND AND VANGUARD

     The Vanguard Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard Group Funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the Vanguard Group Funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

INVESTMENT ADVISER

     The adviser will be authorized to choose broker-dealers to handle the purchase and sale of the Vanguard Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the Vanguard Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Vanguard Fund.

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser will be authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Vanguard Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES

     VANGUARD FUND DISTRIBUTIONS. The Vanguard Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Vanguard Fund.

     As a shareholder, you would be entitled to your portion of the Vanguard Fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an INCOME OR A CAPITAL GAINS DISTRIBUTION. INCOME consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. CAPITAL GAINS are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

     BASIC TAX POINTS. Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:

     * Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Vanguard Fund shares.

     * Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

     * Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.

     * Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Vanguard Fund.

     * Capital gains distributions may vary considerably from year to year as a result of the Vanguard Fund's normal investment activities and cash flows.

     * A sale or exchange of Vanguard Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

     * Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Vanguard Fund shares, may be subject to state and local income taxes.

     * Any conversion between classes of shares of the SAME fund is a nontaxable event. By contrast, an exchange between classes of shares of DIFFERENT funds is a taxable event.

GENERAL INFORMATION

     BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:

     *    Provide us with your correct taxpayer identification number;

     *    Certify that the taxpayer identification number is correct; and

     *    Confirm that you are not subject to backup withholding.

     Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

     FOREIGN INVESTORS. Vanguard Group Funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at VANGUARD.COM and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard Group Funds.

     INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

     TAX CONSEQUENCES. This prospectus/proxy statement provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

SHARE PRICE

     The Vanguard Fund's share price, called its NET ASSET VALUE, or NAV, will be calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share will be computed by dividing the net assets of the Vanguard Fund by the number of Vanguard Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV will not be calculated, and the Vanguard Fund does not transact purchase or redemption requests. However, on those days the value of the Vanguard Fund's assets may be affected to the extent that the Vanguard Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard Group Fund are valued at their MARKET VALUE when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their FAIR VALUE, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard Group Fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

     The Vanguard Fund has not commenced operations, so financial highlights are not yet available.

BUYING SHARES

     ACCOUNT MINIMUMS FOR INVESTOR SHARES

     If shareholders approve the reorganization, your Provident Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of Vanguard Fund shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate cost basis in the account will remain the same.

     The following sections describe the other purchase rules of the Vanguard Fund. If you choose to purchase additional shares of the Vanguard Fund after the Reorganization, these sections describe the rules that would apply to such a purchase.

          TO OPEN AND MAINTAIN AN ACCOUNT: $10,000 for regular accounts; $1,000 for IRAs, and custodial accounts for minors. (Shareholders who invested in the Vanguard Fund as part of the Reorganization will continue to be subject to a minimum account balance of $1,000 for regular accounts; $500 for retirement accounts.)

          TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

     HOW TO BUY SHARES

          BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: THE VANGUARD GROUP--VANGUARD MID-CAP GROWTH FUND. For a list of addresses, see the section below entitled "Contacting Vanguard."

          BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard Group Fund under our exchange privilege. SEE THE SECTION BELOW ENTITLED "EXCHANGING SHARES."

          BY WIRE: Call Vanguard to purchase shares by wire. SEE THE SECTION BELOW ENTITLED "CONTACTING VANGUARD."

     YOUR PURCHASE PRICE

     You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

     PURCHASE RULES YOU SHOULD KNOW

          THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.

          U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.

          LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us BEFORE attempting to invest a large dollar amount.

          NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

          FUTURE PURCHASES. All Vanguard Group Funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard Group Fund, at anytime, for any reason.

REDEEMING SHARES

     HOW TO REDEEM SHARES

     Be sure to check the section below entitled "Other Rules You Should Know" before initiating your request.

          ONLINE: Request a redemption through our website at VANGUARD.COM.

          BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see the section below entitled "Contacting Vanguard."

          BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see the section below entitled "Contacting Vanguard."

     YOUR REDEMPTION PRICE

     You redeem shares at the Vanguard Fund's next-determined NAV after Vanguard receives your redemption request, INCLUDING ANY SPECIAL DOCUMENTATION REQUIRED UNDER THE CIRCUMSTANCES. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

     TYPES OF REDEMPTIONS

          CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

          EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard Group Fund under our exchange privilege. SEE THE SECTION BELOW ENTITLED "EXCHANGING SHARES."

          WIRE REDEMPTIONS: Wire redemptions are not available for the Vanguard Fund.

     REDEMPTION RULES YOU SHOULD KNOW

          SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us BEFORE attempting to redeem from these types of accounts.

          POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the Vanguard Fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us BEFORE you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

          RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Vanguard Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).

          PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

          NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

          EMERGENCY CIRCUMSTANCES. Vanguard Group Funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard Group Funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

EXCHANGING SHARES

     All Vanguard Group Funds accept exchange requests by Web, telephone or mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege. For the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, MID-CAP GROWTH FUND AND GROWTH AND INCOME FUND these limits generally are as follows:

     * No telephone or Web exchanges between 2:30 p.m. and 4 p.m., Eastern time on business days. ANY EXCHANGE REQUEST PLACED DURING THESE HOURS WILL BE REJECTED. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to 1.5 hours prior to the scheduled close. (For example, if the NYSE is scheduled to close at 1 p.m., Eastern time, the cut-off for phone and Web exchanges will be 11:30 a.m. Eastern time.)

     * NO MORE THAN TWO EXCHANGES OUT OF A FUND MAY BE REQUESTED BY TELEPHONE OR WEB WITHIN ANY 12-MONTH PERIOD.

     *    Each fund reserves the right to reject exchanges considered excessive.

     For ALL OTHER VANGUARD FUNDS, the following limits generally apply:

     * No more than two substantive "round trips" through a non-money-market fund during any 12-month period.

     * A "round trip" is a redemption out of a fund (by any means) followed by a purchase back INTO the same fund (by any means).

     *    Round trips must be at least 30 days apart.

     * "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

     *    Each fund reserves the right to reject exchanges considered excessive.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. ALSO, IN THE EVENT OF A CONFLICT BETWEEN THE EXCHANGE PRIVILEGES OF TWO VANGUARD FUNDS, THE STRICTER POLICY WILL APPLY TO THE TRANSACTION.

OTHER RULES YOU SHOULD KNOW

     TELEPHONE TRANSACTIONS

          AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, UNLESS YOU INSTRUCT US OTHERWISE IN WRITING.

          TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.

          PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information EXACTLY AS REGISTERED ON THE ACCOUNT:

          *    Ten-digit account number.

          *    Complete owner name and address.

          *    Primary Social Security or employer identification number.

          *    Personal Identification Number (PIN), if applicable.

          SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

          SOME VANGUARD GROUP FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M. To discourage market-timing, the following Vanguard Group Funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m. on business days: the U.S. Stock Index Funds, the International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, Mid-Cap Growth Fund, and Growth and Income Fund. Vanguard Group Funds may be added to or deleted from this list at any time without prior notice to shareholders.

     VANGUARD.COM

          REGISTRATION.You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard Group Funds, and to perform other transactions. To establish this service, you can register online.

          SOME VANGUARD GROUP FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M. To discourage market-timing, the following Vanguard Group Funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m. on business days: the U.S. Stock Index Funds, the International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, Mid-Cap Growth Fund and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

     WRITTEN INSTRUCTIONS

          "GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:

          *    The fund name and account number.

          *    The amount of the transaction (in dollars or shares).

          *    Signatures of all owners EXACTLY as registered on the account.

          *    Signature guarantees, if required for the type of transaction.+

          *    Any  supporting  legal   documentation   that  may  be  required.

----------------
+ For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.

     RESPONSIBILITY FOR FRAUD

     Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

     UNCASHED CHECKS

     Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

     UNUSUAL CIRCUMSTANCES

     If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. SEE THE SECTION BELOW ENTITLED "CONTACTING VANGUARD" FOR ADDRESSES.

     INVESTING WITH VANGUARD THROUGH OTHER FIRMS

     You may purchase or sell Investor Shares of most Vanguard Group Funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

     LOW-BALANCE ACCOUNTS

     All Vanguard Group Funds reserve the right to close any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares that are redeemed upon closure of the account.

     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

VANGUARD FUND AND ACCOUNT UPDATES

     PORTFOLIO SUMMARIES

     We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

     AVERAGE COST REVIEW STATEMENTS

     For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

     CONFIRMATION STATEMENTS

     Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

     TAX STATEMENTS

     We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

     ANNUAL AND SEMIANNUAL REPORTS

     Financial reports about Vanguard Mid-Cap Growth Vanguard Fund will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Vanguard Fund:

     *    Performance assessments with comparisons to industry benchmarks.

     *    Reports from the adviser.

     * Financial statements with detailed listings of the Vanguard Fund's holdings.

     To keep the Vanguard Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Vanguard Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD

     ONLINE - VANGUARD.COM

     *    Your best source of Vanguard news
     *    For fund, account, and service information
     *    For most account transactions
     *    For literature requests
     *    24 hours per day, 7 days per week

     VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD)

     *    For automated fund and account information
     * For redemptions by check, exchange (subject to certain limitations), or wire
     *    Toll-free, 24 hours per day, 7 days per week

     INVESTOR INFORMATION 1-800-662-7447 (SHIP)
     (TEXT TELEPHONE AT 1-800-952-3335)

     *    For fund and service information
     *    For literature requests
     *    Business hours only

     CLIENT SERVICES
     1-800-662-2739 (CREW)
     (TEXT TELEPHONE AT 1-800-749-7273)

     *    For account information
     *    For most account transactions
     *    Business hours only

     INSTITUTIONAL DIVISION 1-888-809-8102

     *    For information and services for large institutional investors
     *    Business hours only

VANGUARD ADDRESSES

     REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):

     The Vanguard Group
     P.O. Box 1110
     Valley Forge, PA 19482-1110

     REGULAR MAIL (INSTITUTIONS):

     The Vanguard Group
     P.O. Box 2900
     Valley Forge, PA 19482-2900

     REGULAR MAIL (GENERAL INQUIRIES):

     The Vanguard Group
     P.O. Box 2600
     Valley Forge, PA 19482-2600

     REGISTERED OR EXPRESS MAIL:

     The Vanguard Group
     455 Devon Park Drive
     Wayne, PA 19087-1815

                     5. MANAGEMENT OF VANGUARD MID-CAP GROWTH FUND

     OFFICERS AND TRUSTEES. The officers of the Vanguard Whitehall Funds, of which the Vanguard Fund is a series, and the other Vanguard Group Funds manage their day-to-day operations under the direction of a Board of Trustees. The trustees set broad policies for, and choose the officers of, the Vanguard Group Funds. Each trustee serves the relevant Vanguard Group Fund until its termination; until the trustee's retirement, resignation, or death; or otherwise as specified in the relevant organizational documents. Any trustee of the Vanguard Trust may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the various series of the Vanguard Trust, voting without regard to series. Each trustee also serves as a director of Vanguard.

     The following chart shows information for each trustee and executive officer of the Vanguard Trust and, except as noted, all the other Vanguard Group Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                        VANGUARD                                                 NUMBER OF
                                                      GROUP FUNDS              PRINCIPAL OCCUPATION(S)        VANGUARD GROUP
                         POSITION(S) HELD WITH       TRUSTEE/OFFICER              DURING THE PAST             FUNDS OVERSEEN
NAME, YEAR OF BIRTH      VANGUARD GROUP FUNDS            SINCE                      FIVE YEARS              BY TRUSTEE/OFFICER
-------------------      --------------------            -----                      ----------              ------------------
INTERESTED TRUSTEE
------------------
John J. Brennan* ......  Chairman of the Board,      May, 1987               Chairman of the Board,                 107
(1954)                   Chief Executive Officer                             Chief Executive Officer,
                         and Trustee                                         and Director (Trustee) of
                                                                             The Vanguard Group, Inc.
                                                                             and each of the investment
                                                                             companies served by The
                                                                             Vanguard Group, Inc.
INDEPENDENT TRUSTEES
--------------------
Charles D. Ellis ......  Trustee                     January, 2001           The Partners of `63 (pro               107
(1937)                                                                       bono ventures in education);
                                                                             Senior Advisor to Greenwich
                                                                             Associates (international
                                                                             business strategy consulting);
                                                                             Successor Trustee of Yale
                                                                             University; Overseer of the
                                                                             Stern School of Business at
                                                                             New York University; Trustee
                                                                             of the Whitehead Institute for
                                                                             Biomedical Research.


Rajiv L. Gupta ........  Trustee                     December, 2001          Chairman and Chief Execu-              85
(1945)                                                                       tive Officer (since October,
                                                                             1999), Vice Chairman
                                                                             (January - September
                                                                             1999), and Vice President
                                                                             (prior to September, 1999) of
                                                                             Rohm and Haas Co. (chem-
                                                                             icals); Director of Technitrol,
                                                                             Inc. (electronic components)
                                                                             and AgereSystems (com-
                                                                             munication components);
                                                                             Board Member of American
                                                                             Chemistry Council; Trustee
                                                                             of Drexel University.

                                                        VANGUARD                                                 NUMBER OF
                                                      GROUP FUNDS              PRINCIPAL OCCUPATION(S)        VANGUARD GROUP
                         POSITION(S) HELD WITH       TRUSTEE/OFFICER              DURING THE PAST             FUNDS OVERSEEN
NAME, YEAR OF BIRTH      VANGUARD GROUP FUNDS            SINCE                      FIVE YEARS              BY TRUSTEE/OFFICER
-------------------      --------------------            -----                      ----------              ------------------
INDEPENDENT TRUSTEES (CONTINUED)
--------------------------------
JoAnn Heffernan
Heisen ................  Trustee                      July, 1998             Vice President, Chief Infor-             107
(1950)                                                                       mation Officer, and Member
                                                                             of the Executive Committee
                                                                             of Johnson & Johnson
                                                                             (pharmaceuticals/ consumer
                                                                             products); Director of the
                                                                             Medical Center at Princeton
                                                                             and Women's Research and
                                                                             Education Institute.

Burton G. Malkiel .....   Trustee                     May, 1977              Chemical Bank Chairman's                 105
(1941)                                                                       Professor of Economics,
                                                                             Princeton University; Director
                                                                             of Vanguard Invest- ment
                                                                             Series, plc (Irish investment
                                                                             fund) since November, 2001,
                                                                             Vanguard Group (Ireland)
                                                                             Limited (Irish investment
                                                                             manage- ment firm) since
                                                                             November, 2001, Director of
                                                                             Prudential Insurance Co. of
                                                                             America, BKF Capital
                                                                             (investment management firm),
                                                                             The Jeffrey Co. (holding com-
                                                                             pany), and NeuVis, Inc.
                                                                             (software company).


Alfred M.
Rankin, Jr. ...........   Trustee                     January, 1993          Chairman, President, Chief               107
(1941)                                                                       Executive Officer, and
                                                                             Director of NACCO Indus-
                                                                             tries, Inc.(forklift trucks/
                                                                             housewares/lignite); Direc-
                                                                             tor of Goodrich Corporation
                                                                             (industrial products/aircraft
                                                                             systems and services).
                                                                             Director of the Standard
                                                                             Products Company (supplier for
                                                                             automotive industry) until
                                                                             1998.


J. Lawrence Wilson ....   Trustee                     April, 1985            Retired Chairman and Chief               107
(1936)                                                                       Executive Officer of Rohm
                                                                             and Haas Co. (chemicals);
                                                                             Director of Cummins Inc.
                                                                             (diesel engines), The Mead
                                                                             Corp. (paper products), and
                                                                             AmerisourceBergen Corp.
                                                                             (pharmaceutical distribu-
                                                                             tion); Trustee of Vanderbilt
                                                                             University.

                                                        VANGUARD                                                 NUMBER OF
                                                      GROUP FUNDS              PRINCIPAL OCCUPATION(S)        VANGUARD GROUP
                         POSITION(S) HELD WITH       TRUSTEE/OFFICER              DURING THE PAST             FUNDS OVERSEEN
NAME, YEAR OF BIRTH      VANGUARD GROUP FUNDS            SINCE                      FIVE YEARS              BY TRUSTEE/OFFICER
-------------------      --------------------            -----                      ----------              ------------------
EXECUTIVE OFFICER
-----------------
R. Gregory
Barton* ...............  Secretary                  June, 2001               Managing Director and                   107
(1951)                                                                       General Counsel of The
                                                                             Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary
                                                                             of The Vanguard Group,
                                                                             Inc. and of each of the
                                                                             investment companies served
                                                                             by The Vanguard Group, Inc.
                                                                             (since June, 2001); Principal
                                                                             of The Vanguard Group, Inc.
                                                                             (prior to September, 1997).
Thomas J.
Higgins* ..............  Treasurer                  July, 1998               Principal of The Vanguard               107
(1957)                                                                       Group, Inc.; Treasurer of
                                                                             each of the investment
                                                                             companies served by The
                                                                             Vanguard Group, Inc. (since
                                                                             July, 1998).

----------
* Officers of the Vanguard Group Funds are "interested persons" as defined in the Investment Company Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial service organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $250,000 over the past two years. Vanguard's subscription rates are similar to those of other subscribers.

     TRUSTEES' OWNERSHIP OF VANGUARD GROUP FUND SHARES. All trustees allocate their investments among the various Vanguard Group Funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Vanguard Group Funds and of all Vanguard Group Funds served by the trustee as of December 31, 2001. The Vanguard Fund will not commence operations until the effective date of the reorganization, if approved by shareholders. Accordingly, as a group, the Vanguard Group Funds' trustees and officers own less than 1% of the outstanding shares of the Vanguard Fund.

                               DOLLAR RANGE OF        AGGREGATE DOLLAR RANGE OF
                            VANGUARD FUND SHARES      VANGUARD GROUP FUND SHARES
NAME OF TRUSTEE               OWNED BY TRUSTEE            OWNED BY TRUSTEE
---------------               ----------------            ----------------
John J. Brennan ..........          None                   Over $100,000
Charles D. Ellis .........          None                   Over $100,000
Rajiv L. Gupta ...........          None                   Over $100,000
JoAnn Heffernan Heisen ...          None                   Over $100,000
Burton G. Malkiel ........          None                   Over $100,000
Alfred M. Rankin, Jr. ....          None                   Over $100,000
J. Lawrence Wilson .......          None                   Over $100,000

     TRUSTEE COMPENSATION. The same individuals serve as trustees of all Vanguard Group Funds (with three exceptions, which are noted in the table in the section above entitled "Officers and Trustees"), and (with those exceptions) each fund pays a proportionate share of the trustees' compensation. The Vanguard Group Funds employ their officers on a shared basis as well. However, officers are compensated by Vanguard, not the Vanguard Group Funds.

     INDEPENDENT TRUSTEES. The Vanguard Group Funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:

     * The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

     * The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

     * Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEES. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. The amounts paid as compensation and accrued as retirement benefits by the Vanguard Group Funds for each trustee are listed. The first two columns relate to amounts that have been paid from the assets of Vanguard Selected Value Fund, another investment portfolio currently offered by the Vanguard Trust. In addition, the table shows the total amount of benefits that the Vanguard Trust expects each trustee to receive from all Vanguard Group Funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard Group Funds.

                            VANGUARD WHITEHALL FUNDS

                               COMPENSATION TABLE

                                        AGGREGATE           PENSION OR RETIRMENT        ESTIMATED      TOTAL COMPENSATION
                                      COMPENSATION        BENEFITS ACCRUED AS PART        ANNUAL            FROM ALL
                                      FROM VANGUARD         OF VANGUARD WHITEHALL     BENEFITS UPON    VANGUARD GROUP FUNDS
NAMES OF TRUSTEE                    WHITEHALL FUNDS(1)        FUNDS EXPENSES(1)         RETIREMENT     PAID TO TRUSTEES(2)
----------------                    ------------------        -----------------         ----------     -------------------
John J. Brennan ..................        None                      None                     None               None
Charles D. Ellis(3) ..............        $ 81                      None                     None           $104,000
Rajiv L. Gupta(4) ................         N/A                       N/A                      N/A                N/A
JoAnn Heffernan Heisen ...........         100                      $ 11                 $ 23,607            104,000
Bruce K. MacLaury(5) .............         104                        10                   78,176             99,000
Burton G. Malkiel ................         100                        10                   90,680            104,000
Alfred M. Rankin, Jr .............         100                         7                   46,267            104,000
James O. Welch, Jr.(5) ...........         100                        12                   97,720            104,000
J. Lawrence Wilson ...............         100                         4                   67,240            119,000

----------------
(1) The amounts shown in this column are based on the Vanguard Whitehall Funds' fiscal year ended October 31, 2001.

(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 107 Vanguard Group Funds (105 in the case of Mr. Malkiel; 88 in the case of Mr. MacLaury; and 85 in the case of Mr. Gupta) for the 2001 calendar year.

(3) Mr. Ellis joined the Vanguard Whitehall Funds' board, effective January 1, 2001.

(4) Mr. Gupta joined the Vanguard Whitehall Funds' board, effective December 31, 2001.

(5) Mr. MacLaury and Mr. Welch retired from the Vanguard Whitehall Funds' board, effective December 31, 2001.

     THE VANGUARD GROUP. The Vanguard Mid-Cap Growth Fund has been organized as a member of The Vanguard Group of Investment Companies, which consists of more than 100 mutual funds. The Vanguard Group, Inc., located at P.O. Box 2600, Valley Forge, Pennsylvania 19482-6200, which is a jointly owned subsidiary of the Vanguard Group Funds, provides corporate management, administrative and distribution services to the Vanguard Group Funds on an at-cost basis. Vanguard also provides investment advisory services on an at-cost basis to many of the Vanguard Group Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Vanguard Group Funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each Vanguard Group fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Trustees of each Vanguard Group fund. In addition, each Vanguard Group fund bears its own direct expenses, such as legal, auditing and custodian fees.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement that was approved by the shareholders of each of the Vanguard Group Funds. The amount that each Vanguard Group fund has invested in Vanguard is adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. Under the Amended and Restated Service Agreement, no fund can be called on to invest more than 0.40% of its current assets in Vanguard.

                             6. GENERAL INFORMATION

     This section provides information on a number of topics relating to proxy voting and shareholder meetings.

     PROXY SOLICITATION METHODS. The PIC Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail. In addition, Provident employees and officers may solicit shareholder proxies in person or by telephone.

     PROXY SOLICITATION COSTS. Provident will pay all costs of soliciting proxies from the PIC Fund's shareholders, including costs relating to the preparation, printing, mailing, and tabulation of proxies.

     QUORUM. In order for the shareholder meeting to go forward, the PIC Fund must achieve a quorum. This means that a majority of your fund's shares must be represented at the meeting - either in person or by proxy. All returned proxies count towards a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). Your fund will count broker non-votes and abstentions toward a quorum, but not toward the approval of any proposals. Broker non-votes and abstentions will have the effect of a vote "against" the proposal. Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.

     REVOKING YOUR PROXY. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to your fund's Secretary, c/o Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101, or by voting in person at the meeting.

     SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for the PIC Fund's next meeting of shareholders must be received by the PIC Fund within a reasonable period of time prior to that meeting. Your fund has no current plans to hold other meetings of shareholders.

     NOMINEE ACCOUNTS. Upon request, Provident will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the PIC Fund's shares. Please submit invoices for our review to Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101.

     ANNUAL/SEMI-ANNUAL REPORTS. The PIC Fund's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call Provident toll-free at 1-800-618-7643 or write us at 300 North Lake Avenue, Pasadena, California 91101.

     PRINCIPAL SHAREHOLDERS. As of March 31, 2002, the PIC Fund had approximately $33,406,738 million in net assets and 2,363,480.32 outstanding shares. As of the same date, each of the following persons was known to be the record owner of more than 5% of the outstanding shares of the PIC Fund:

                                             TOTAL NUMBER
SHAREHOLDER                                   OF SHARES           PERCENTAGES
-----------                                   ---------           -----------

George E. Handtmann III Trustee .........     127,942.59              5.41%
FBO Handtmann Family Trust
Carpinteria, CA 93013

Merrill Lynch ...........................     282,475.64             11.95%
Attn: Fund Administration
Jacksonville, FL 32246-6484

State Street Corp. ......................     736,497.55             31.16%
FBO City of Roanoke Pension Plan
Quincy, MA 02171-2126

     OTHER MATTERS. At this point, we know of no other business to be brought before the shareholder meeting. However, if additional matters do arise, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

     OBTAINING INFORMATION FROM THE SEC. The Vanguard Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and must file certain reports and other information with the SEC.

     The proxy materials, reports and other information filed by the Provident Trust and the Vanguard Trust can be inspected and copied at the public reference facilities maintained by the SEC located at 450 5th Street N.W., Washington, D.C. 20549 and 233 Broadway, New York, New York 10279. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

     IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO USE THESE METHODS OF VOTING.

                              PROVIDENT INVESTMENT
                             COUNSEL MID CAP FUND A

                         SPECIAL MEETING OF SHAREHOLDERS
P                            SCHEDULED TO BE HELD ON
R                                  JUNE 3, 2002
O
X    The proxy is being solicited by the Board of Trustees of PIC Investment
Y Trust (the "PIC Trust") for the Special Meeting of Shareholders of Provident Investment Counsel Mid Cap Fund A of the PIC Trust (the "Meeting"). The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Thomas M. Mitchell and Aaron W.L. Eubanks, Sr. as proxies and each of them, each with full power of substitution, to vote at the Meeting to be held in the offices of Provident Investment Counsel ("Provident"), 300 North Lake Avenue, Pasadena, California 91101, on Monday, June 3, 2002, at 10:00 a.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

                           (CONTINUED ON OTHER SIDE)

INSTRUCTIONS FOR VOTING YOUR PROXY

THE PROVIDENT INVESTMENT COUNSEL MID CAP FUND A is offering shareholders of record three alternative ways of voting your proxies:
*    Through the Internet (using a browser)
*    By Telephone
*    By Mail (traditional method)

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

INTERNET VOTING Available only until 5:00 p.m. Eastern time on June 2nd, 2002.
*    Visit our Internet voting Website at http://proxy.georgeson.com.
* Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.
*    You will incur only your usual Internet charges.

TELEPHONE VOTING Available only until 1:00 p.m. Eastern time on June 3rd, 2002.
*    This method of voting is available for residents of the U.S. and Canada.
* Please call toll-free 1.866.444.1088, Monday through Friday 9:00 a.m.- 11:00 p.m. Eastern time, or Saturday 12:00 noon- 6:00 p.m.
*    Your vote will be confirmed and cast as you directed.

VOTING BY MAIL
* Simply mark, sign and date your proxy card and return it in the postage-paid envelope.
* If you are voting by telephone or the Internet, please do not mail your proxy card.


                  COMPANY NUMBER                CONTROL NUMBER



                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

--------------------------------------------------------------------------------


[X] To vote, mark blocks
    below in blue or black
    ink as in this example

(CONTINUED FROM OTHER SIDE)

IF THIS PROXY CARD IS RETURNED AND SIGNED, AND NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL.

Vote on Proposal:                                      FOR    AGAINST    ABSTAIN

1.   Approval of the reorganization of Provident       [ ]      [ ]        [ ]
     Investment Counsel Mid Cap Fund A into
     Vanguard Mid-Cap Growth Fund.

2.   In their discretion, the Proxies are
     authorized to vote upon such other business as may properly come before the meeting.

                                        Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.


                                        ________________________________________
                                        Signature                     (Date)


                                        ________________________________________
                                        Signature (if jointly held)   (Date)


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY.

                                                                      APPENDIX A


                            AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _________, 2002, between Vanguard Whitehall Funds, a business trust formed under the laws of the State of Delaware with its principal place of business at P.O. Box 2600, Valley Forge, PA 19482 (the "Vanguard Trust"), on behalf of Vanguard Mid-Cap Fund, a series of the Vanguard Trust (the "Acquiring Fund"), and PIC Investment Trust, a business trust formed under the laws of the State of Delaware with its principal place of business at 300 North Lake Avenue, Pasadena, California 91101-4106 (the "Provident Trust"), on behalf of the
Provident Investment Counsel Mid Cap Fund A, a series of the Provident Trust (the "Selling Fund").

     This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Selling Fund (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for units of beneficial interest (the "Shares") of the Acquiring Fund (the "Acquiring Fund Shares"), (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 1.2 of this Agreement), of Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided in this Agreement, all upon the terms and conditions set out below.

     WHEREAS, the Vanguard Trust and the Provident Trust are each registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Selling Fund, in reliance on Section 12(d)(1)(E) of the 1940 Act, invests substantially all of its assets in Shares of the PIC Mid Cap Portfolio, a New York trust that is registered as an investment company under the 1940 Act (the "Master Fund");

     WHEREAS, the Acquiring Fund and the Selling Fund are authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act), of the Vanguard Trust has determined with respect to the Acquiring Fund that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund and its shareholders;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the 1940 Act), of the Provident Trust has determined with respect to the Selling Fund that the exchange of all the assets of, and certain identified liabilities of, the Selling Fund for Acquiring Fund Shares is in the best interests of the Selling Fund and its shareholders; and

     WHEREAS, the purpose and effect of the Reorganization is to change the form of organization of the Selling Fund from a series of Provident Trust to a series of the Vanguard Trust, and the parties anticipate that the Reorganization will provide long-term benefits to the Selling Fund and its shareholders by immediately reducing expenses and providing access to a larger, more diverse complex of funds, which can appeal to a broader spectrum of investors, and thus increase the size and efficiency of the Acquiring Fund and increase the likelihood of the realization of economies of scale.

     NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the Vanguard Trust and the Provident Trust agree as follows:

                                    ARTICLE I

      TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF CERTAIN IDENTIFIED SELLING FUND LIABILITIES;
                        LIQUIDATION OF THE SELLING FUND

1.1 Subject to the terms and conditions set out in this Agreement and on the basis of the representations and warranties contained in this Agreement, the Provident Trust agrees to transfer the Selling Fund's assets in the manner set out in paragraph 1.2 of this Agreement to the Acquiring Fund, and the Vanguard Trust agrees in exchange for such assets: (a) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's net assets, computed in the manner and as of the time and date set out in paragraph 2.1 of this Agreement, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set out in paragraph 2.2 of this Agreement; and (b) to assume certain identified liabilities of the Selling Fund, as set out in paragraph 1.3 of this Agreement. Each of these transactions will take place at the closing provided for in paragraph 3.1 of this Agreement (the "Closing").

1.2 The assets of the Selling Fund to be acquired by the Acquiring Fund will consist of all property of the Selling Fund including, without limitation, all cash, securities, commodities and futures interests, and dividend or interest receivables that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the closing date described in paragraph 3.1 of this Agreement (the "Closing Date").

     The Provident Trust, on behalf of the Selling Fund, shall have provided on or before the date hereof the Vanguard Trust with (a) the financial statements of the Selling Fund as of and for its most recently completed fiscal year (the "Financial Statements"), and (b) a list of all of the Selling Fund's assets as of the date of execution of this Agreement. The Provident Trust, on behalf of the Selling Fund, represents that as of the date of the execution of this Agreement no changes have occurred in its financial position as reflected in its Financial Statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Provident Trust, on behalf of the Selling Fund, reserves the right to sell any of the Selling Fund's assets but will not, without the prior written approval of the Vanguard Trust, acquire any additional assets for the Selling Fund other than instruments of the type in which the Acquiring Fund is permitted to invest. The Provident Trust, on behalf of the Selling Fund, will, within a reasonable time prior to the Closing Date, furnish the Vanguard Trust with a list of the assets, if any, on the Selling Fund's list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In the event that the Selling Fund holds any assets that the Acquiring Fund may not hold, the Selling Fund will use its best efforts to dispose of such assets prior to the Closing Date.

1.3 The Provident Trust, on behalf of the Selling Fund, will seek to discharge all of the Selling Fund's known liabilities and obligations prior to the Closing Date, other than those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of the Selling Fund's business. Except as specifically provided in this paragraph 1.3, the Acquiring Fund will assume the liabilities, expenses, costs, charges and reserves reflected on the Audited Statements of Assets and Liabilities (as defined in paragraph 4.1(g)) and the Unaudited Financial Statements (as defined in paragraph 7.8), as well as liabilities incurred in the ordinary course of the Selling Fund's business occurring after the date of the Unaudited Financial Statements (collectively, the "Liabilities"). The Acquiring Fund will assume only the Liabilities and will not, except as specifically provided in this paragraph 1.3, assume any other contingent, unknown, or unaccrued liabilities, all of which will remain the obligation of the Selling Fund.

1.4 As provided in paragraph 3.4 of this Agreement, as soon after the Closing Date as is practicable (the "Liquidation Date"), the Selling Fund will liquidate and distribute on a proportionate basis to the Selling Fund's shareholders of record determined as of the close of business on the Closing Date (the "Selling Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1 of this Agreement. This liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders representing the respective proportionate number of Acquiring Fund Shares due those shareholders. All issued and outstanding Shares of the Selling Fund ("Selling Fund Shares") will simultaneously be canceled on the books of the Selling Fund and all certificates relating to the Selling Fund Shares, if any, will be marked "Cancelled." The Acquiring Fund will not issue certificates representing the Acquiring Fund's Shares in connection with the exchange of Acquiring Fund Shares for shares of the Selling Fund.

1.5 After the Reorganization, ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

1.6 As soon as practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 of this Agreement but in any event within 180 calendar days after the Closing Date the Selling Fund will be terminated as a series of the Provident Trust ("Termination Date"). In addition, the Provident Trust will as soon as practicable after the Termination Date take all other actions in connection with the termination of the Selling Fund as required by applicable law.

1.7 Any reporting responsibility of the Selling Fund to any public authority is and will remain the responsibility of the Selling Fund up to and including the Closing Date and the Termination Date.

1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of Selling Fund Shares on the books of the Selling Fund as of that time will, as a condition of the issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

                                   ARTICLE II

                                    VALUATION

2.1 The value of the Selling Fund's assets to be acquired under this Agreement will be the value of the assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (the time and date being referred to as the "Valuation Date" for purposes of this Agreement), using the valuation procedures set out in the Selling Fund's then-current prospectus and/or statement of additional information.

2.2 The net asset value of the Acquiring Fund Shares will be the net asset value per share computed as of the Valuation Date, using the valuation procedures set out in the Acquiring Fund's then-current prospectus and/or statement of additional information.

2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's net assets will be determined by dividing the value of the net assets of the Selling Fund determined using the same valuation procedures referred to in paragraph 2.1 of this Agreement by the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2 of this Agreement.

2.4 All computations of value will be made in accordance with the regular practices of the Vanguard Trust, subject to this Article II.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

3.1 The Closing Date for the Reorganization will be June 14, 2002, or such other date agreed to in writing by the Vanguard Trust and the Provident Trust. All acts taking place at the Closing will be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing will be held as of 4:00 p.m., at the offices of the Vanguard Trust, 100 Vanguard Blvd., Malvern, PA 19355, or at such other time and/or place agreed to by the Vanguard Trust and the Provident Trust.

3.2 The Acquiring Fund will arrange for its custodian to deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets will have been delivered in proper form to the Acquiring Fund prior to or on the Closing Date, and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, will have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.3 In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund is closed to trading or trading on the market is restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing Date will be postponed until the first business day after the day when normal trading has fully resumed and reporting has been restored.

3.4 The Provident Trust, on behalf of the Selling Fund, will deliver at the Closing a list of the names and addresses of the Selling Fund Shareholders and the number of outstanding Selling Fund Shares owned by each such shareholder immediately prior to the Closing or provide evidence that the information has been provided to the Acquiring Fund's transfer agent. The Vanguard Trust, on behalf of the Acquiring Fund, will issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Selling Fund's account on the Closing Date to the Secretary of the Provident Trust or provide evidence satisfactory to the Provident Trust that the Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party to this Agreement will deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

4.1 The Provident Trust, on behalf of the Selling Fund, represents and warrants to the Vanguard Trust as follows:

     (a) The Selling Fund is a series of the Provident Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware;

     (b) The Provident Trust is a registered open-end management investment company and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect;

     (c) The Provident Trust is not, and the execution, delivery, and performance of this Agreement (subject to approval of the Selling Fund Shareholders) will not result, in a violation of any provision of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Provident Trust on behalf of itself or on behalf of the Selling Fund is a party or by which its property is bound;

     (d) The Provident Trust will turn over all of the books and records relating to the Selling Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) to the Vanguard Trust at the Closing;

     (e) The Provident Trust has no contracts or other commitments (other than this Agreement) with respect to the Selling Fund that will be terminated with liability to the Selling Fund prior to the Closing Date;

     (f) Except as previously disclosed in writing to and accepted by the Vanguard Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Provident Trust's knowledge threatened, against the Provident Trust in connection with the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Selling Fund's financial condition or the conduct of its business. The Provident Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Selling Fund or the Provident Trust's ability to consummate the transactions contemplated by this Agreement;

     (g) The statements of assets and liabilities of the Provident Trust relating to the Selling Fund for each annual period beginning with commencement of the Selling Fund and ending on October 31, 2001 (the "Audited Statements of Assets and Liabilities") have been audited by McGladrey & Pullen, LLP or PricewaterhouseCoopers LLP, as applicable, each certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and those statements (copies of which have been furnished to the Acquiring
          Fund) fairly reflect the financial condition of the Selling Fund as of such dates, and no known contingent liabilities of the Selling Fund exist as of such dates that are not disclosed in those statements;

     (h) Since October 31, 2001, no material adverse change has occurred in the Selling Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed in writing to the Vanguard Trust prior to the Closing Date. For the purposes of this subparagraph (h), a decline in net asset value per share or the total assets of the Selling Fund in the ordinary course of business does not constitute a material adverse change;

     (i) At the Closing Date, all federal and other tax returns and other reports or filings with respect to the Selling Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes and, to the best of the Provident Trust's knowledge, no such tax return is currently under audit and no assessment has been asserted with respect to such a return;

     (j) For each of its prior fiscal years of operation and for each subsequent quarter end of the current fiscal year, the Provident Trust has met the requirements of Subchapter M of the Code for qualification and treatment of the Selling Fund as a regulated investment company; and all of the Selling Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

     (k) At the date of this Agreement, all issued and outstanding Selling Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Selling Fund Shares will, at the time of Closing, be held by the persons and in the amounts set out in the records of the Provident Trust's transfer agent as provided in paragraph 3.4 of this Agreement. The Provident Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund's Shares, nor is any security convertible into any of the Selling Fund's shares currently outstanding (other than by exchange from other series of Provident Trust);

     (l) At the Closing Date, (i) the Provident Trust, on behalf of the Selling Fund, will have redeemed all Shares of the Master Fund held by the Selling Fund and received in-kind a distribution of a pro rata portion of the assets of the Master Fund in accordance with applicable law,
          (ii) the assets of the Selling Fund will not be composed, in whole or in part, of Shares of the Master Fund, and (iii) the Provident Trust will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 of this Agreement, and full right, power and authority to sell, assign, transfer and deliver the assets under the terms and conditions of this Agreement and, upon delivery and payment for the assets, the Acquiring Fund will acquire good and marketable title to them, subject to no restrictions on the full transfer of the assets, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Vanguard Trust;

     (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Provident Trust's Board of Trustees and, subject to the approval of the Selling Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Provident Trust, enforceable against the Provident Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The information to be furnished by the Provident Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

     (o) The proxy statement of the Selling Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Selling Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not materially misleading; and

     (p) The current prospectus and statement of additional information filed with the Commission as part of the Provident Trust's registration statement on Form N-1A, insofar as they relate to the Selling Fund (the "Provident Trust Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Provident Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.2 The Vanguard Trust, on behalf of the Acquiring Fund, represents and warrants to the Provident Trust as follows:

     (a) The Acquiring Fund is a series of the Vanguard Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

     (b) The Vanguard Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

     (c) The current prospectus and statement of additional information filed with the Commission as part of the Vanguard Trust's registration statement on Form N-1A, which will become effective prior to the Closing Date, insofar as they relate to the Acquiring Fund (the "Vanguard Trust Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Vanguard Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (d) The Vanguard Trust is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Vanguard Trust on behalf of itself or on behalf of the Acquiring Fund is a party or by which its property is bound;

     (e) The current prospectus and statement of additional information filed with the Commission as part of the Vanguard Trust's registration statement on Form N-1A relating to the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in that registration statement or necessary to make the statements in the registration statement, in light of the circumstances under which they were made, not misleading.

     (f)  Except as  previously  disclosed  in  writing to and  accepted  by the
          Provident Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Vanguard Trust's knowledge, threatened against the Vanguard Trust in connection with the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Vanguard Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Acquiring Fund or the Vanguard Trust's ability to consummate the transactions contemplated in this Agreement;

     (g)  The Acquiring Fund has had no material business operations, and has no
          material  assets  or  liabilities  since  [DATE],   the  date  of  its
          organization;

     (h) At the Closing Date, all federal and other tax returns and reports with respect to the Acquiring Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes;

     (i) The Vanguard Trust intends to meet the requirements of Subchapter M of the Code for qualification and treatment of the Acquiring Fund as a regulated investment company in the future;

     (j) At the date of this Agreement, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership of those shares. The Vanguard Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is any security convertible into any Acquiring Fund Shares currently outstanding;

     (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Vanguard Trust's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Vanguard Trust enforceable against the Vanguard Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, under the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership of those shares;

     (m) The information to be furnished by the Vanguard Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

     (n) The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not materially misleading; and

     (o) The Vanguard Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

                                    ARTICLE V

             COVENANTS OF THE VANGUARD TRUST AND THE PROVIDENT TRUST

5.1 The Vanguard Trust will operate the business of the Acquiring Fund, and the Provident Trust will operate the business of the Selling Fund, in the ordinary course between the date of this Agreement and the Closing Date. The Vanguard Trust and the Provident Trust agree for purposes of this Agreement that the declaration and payment of customary dividends and distributions will be considered to have been paid in the ordinary course of business.

5.2 The Provident Trust, on behalf of the Selling Fund, will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions in coordination with the Vanguard Trust necessary to obtain approval of the transactions contemplated by this Agreement.

5.3 The Provident Trust, on behalf of the Selling Fund, covenants that the Acquiring Fund Shares to be issued under this Agreement are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

5.4 The Provident Trust, on behalf of the Selling Fund, will assist the Vanguard Trust in obtaining all information that the Vanguard Trust reasonably requests concerning the beneficial ownership of the Selling Fund's Shares.

5.5 Subject to the provisions of this Agreement, the Vanguard Trust and the Provident Trust each will take, or cause to be taken, all action, and do, or cause to be done, all actions, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 As promptly as practicable, but in any case within forty-five calendar days after the Closing Date, the Provident Trust will furnish the Vanguard Trust, in such form as is reasonably satisfactory to the Vanguard Trust, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and that will be certified by the Selling Fund's President and its Treasurer.

5.7 The Provident Trust, on behalf of the Selling Fund, will provide the Vanguard Trust with information reasonably necessary for the preparation of a prospectus (the "Prospectus") that will include the Proxy Statement referred to in paragraphs 4.1(o) and 4.2(m) of this Agreement, all to be included in a registration statement on Form N-14 of the Vanguard Trust (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Selling Fund's shareholders to consider approval of this Agreement and the transactions contemplated by this Agreement.

5.8 As promptly as practicable, but in any case within thirty days after the Closing Date, the Provident Trust, on behalf of the Selling Fund, will furnish the Vanguard Trust with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act. A notice pursuant to Rule 24f-2 will be filed by the Acquiring Fund offsetting redemptions by the Selling Fund during the fiscal year ending on or after the Closing Date against sales of the Acquiring Fund Shares; and the Provident Trust agrees that it will not net redemptions during that period by the Selling Fund against sales of shares of any other series of the Provident Trust.

5.9 As promptly as practicable, but in any case within the period required by applicable law or regulation, the Provident Trust, on behalf of the Selling Fund, will file all federal and other tax returns and other reports or filings with respect to the Selling Fund required by applicable law or regulation to be filed.

                                   ARTICLE VI

         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PROVIDENT TRUST

     The obligations of the Provident Trust to consummate the transactions provided for in this Agreement will be subject, at its election, to the performance by the Vanguard Trust of all obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations to the following specific conditions:

6.1 All representations and warranties of the Vanguard Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 The Vanguard Trust will have delivered to the Provident Trust a certificate executed in its name, and on behalf of the Acquiring Fund, by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Provident Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Vanguard Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Provident Trust may reasonably request.

6.3 The Provident Trust will have received on the Closing Date a favorable opinion from Morgan, Lewis & Bockius, LLP, counsel to the Vanguard Trust, dated as of the Closing Date, in form and substance reasonably satisfactory to the Provident Trust, and based upon customary certificates with respect to matters of fact from the officers of the Vanguard Trust, covering the following points:

     (a) the Acquiring Fund is a separate series of the Vanguard Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and the Vanguard Trust has the trust power to own all of the Acquiring Fund's properties and assets and to carry on the Acquiring Fund's business as presently conducted;

     (b) the Vanguard Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, the Vanguard Trust's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Acquiring Fund;

     (c) this Agreement has been duly authorized, executed and delivered by the Vanguard Trust and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Provident Trust, is a valid and binding obligation of the Vanguard Trust enforceable against the Vanguard Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

     (d) the Acquiring Fund Shares to be issued to the Selling Fund's shareholders as provided by this Agreement are duly authorized and upon delivery will be validly issued and outstanding and are fully paid and non-assessable with no personal liability attaching to ownership of the Shares, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect of the Shares;

     (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Vanguard Trust's Declaration of Trust or in a material violation of any provision of any agreement relating to the Acquiring Fund (known to such counsel) to which the Vanguard Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Vanguard Trust is a party or by which it or its properties are bound;

     (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Vanguard Trust of the actions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

     (g) the descriptions in the Proxy Statement, insofar as they relate to the Vanguard Trust or the Acquiring Fund, of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate and fairly present the information required to be shown;

     (h) such counsel does not know of any legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, insofar as they relate to the Vanguard Trust or the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required or that materially and adversely affect the Acquiring Fund's business; and

     (i) the Vanguard Trust Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

     Counsel also will state that they have participated in conferences with officers and other representatives of the Vanguard Trust at which the contents of the Proxy Statement, the Vanguard Trust Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement and the Vanguard Trust Registration Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions of officers and other representatives of the Vanguard Trust), they do not believe that the Proxy Statement and the Vanguard Trust Registration Statement as of their respective dates, as of the date of the Selling Fund's shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement and the Vanguard Trust Registration Statement or necessary to make the statements in the Proxy Statement and the Vanguard Trust Registration Statement in the light of the circumstances under which they were made not misleading.

     The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial data, or as to the information relating to the Provident Trust or the Selling Fund, contained in the Proxy Statement or the Vanguard Trust Registration Statement, and that such opinion is solely for the benefit of the Provident Trust and its trustees and officers. Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or trustees of the Acquiring Fund. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Provident Trust may reasonably request.

     In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

                                   ARTICLE VII

          CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VANGUARD TRUST

     The obligations of the Vanguard Trust to complete the transactions provided for in this Agreement will be subject, at its election, to the performance by the Provident Trust of all the obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations, the following conditions:

7.1 All representations and warranties of the Provident Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2 The Provident Trust will have delivered to the Vanguard Trust a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs bases (and, if different from tax costs, book costs) of those securities by lot and the holding periods of those securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Provident Trust. Such list of tax cost bases and holding periods shall reflect any allocations and adjustments which may arise under the Code and/or Treasury Regulations as a result of the in-kind redemption from the Master Fund to the Selling Fund (including, but not limited to, any allocations and adjustments in accordance with Sections 732(b) and 732(c) of the Code and any wash sale adjustments) and will be in such a form as to enable the Vanguard Fund to accurately determine the tax cost bases for the securities received from the Selling Fund on a lot basis without the need to consult any additional schedules of allocation or adjustment.

7.3 The Provident Trust will have delivered to the Vanguard Trust on the Closing Date a certificate executed in its name, and on behalf of the Selling Fund, by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Vanguard Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Provident Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Vanguard Trust shall reasonably request; and

7.4 The Vanguard Trust will have received on the Closing Date a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Provident Trust, dated as of the Closing Date, in form and substance reasonably satisfactory to the Vanguard Trust, and based upon customary certificates with respect to matters of fact from the officers of the Provident Trust, covering the following points:

     (a) the Selling Fund is a separate series of the Provident Trust, a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware and the Provident Trust has the trust power to own all of the Selling Fund's properties and assets and to carry on the Selling Fund's business as presently conducted;

     (b) the Provident Trust is registered as an investment company under the 1940 Act and, to such counsel's knowledge, the Provident Trust's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Selling Fund;

     (c) this Agreement has been duly authorized, executed and delivered by the Provident Trust and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Vanguard Trust, is a valid and binding obligation of the Provident Trust enforceable against the Provident Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors, rights generally and to general equity principles;

     (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, result in a violation of the Provident Trust's Declaration of Trust or in a material violation of any provision of any agreement relating to the Selling Fund (known to such counsel) to which the Provident Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Provident Trust is a party or by which it or its properties are bound;

     (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Provident Trust of the transactions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

     (f) the descriptions in the Proxy Statement, insofar as they relate to the Provident Trust or the Selling Fund, of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate and fairly present the information required to be shown; and

     (g) such counsel does not know of any legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, insofar as they relate to the Provident Trust, the Selling Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required or that materially and adversely affect the Selling Fund's business.

     Counsel also will state that they have participated in conferences with officers and other representatives of the Provident Trust at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions of officers and other representatives of the Provident Trust), they do not believe that the Proxy Statement as of its date, as of the date of the Selling Fund's shareholder meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement regarding the Selling Fund or necessary to make the statements in the Proxy Statement regarding the Selling Fund not misleading in the light of the circumstances under which they were made.

     The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial data, or as to the information relating to the Vanguard Trust or the Acquiring Fund, contained in the Proxy Statement, and that such opinion is solely for the benefit of the Vanguard Trust and its trustees and officers. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Vanguard Trust may reasonably request. Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or directors of the Provident Trust.

     In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of the Proxy Statement and not to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

7.5 The Vanguard Trust will have received on the Closing Date a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, addressed to, and in form and substance reasonably satisfactory to the Vanguard Trust substantially to the effect that, provided the redemption in-kind of all Shares of the Master Fund by the Selling Fund, as contemplated hereby, is carried out as described herein, and based upon customary certificates with respect to matters of fact from the officers of the Provident Trust, that for federal income tax purposes:

     (a) the Selling Fund will recognize no gain or loss on the redemption in-kind of all of its Shares of the Master Fund in accordance with
          Section 731 of the Code;

     (b) the basis of assets received by the Selling Fund on the redemption in-kind of all of its Shares of the Master Fund will be the same basis as the basis which the Selling Fund had in its Shares of the Master Fund immediately prior to the redemption, less any cash distributed, and will be allocated to such assets in accordance with Section 732(b) and Section 732(c) of the Code;

     (c) the holding period of the assets received by the Selling Fund on the redemption in-kind of its Shares of the Master Fund will include the period during which the Master Fund held those Shares under Section 735(b) of the Code.

7.6 The Vanguard Trust will have received from PricewaterhouseCoopers LLP a letter addressed to the Vanguard Trust dated as of the effective date of the Registration Statement in form and substance satisfactory to the Vanguard Trust, to the effect that:

     (a)  they are independent  public accountants with respect to the Provident
          Trust  within  the  meaning  of  the  1933  Act  and  the   applicable
          regulations under the 1933 Act;

     (b) in their opinion, the Financial Statements and per share income and capital changes of the Selling Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act;

     (c) on the basis of limited procedures agreed upon by the Vanguard Trust and the Provident Trust and described in the letter (but not an audit in accordance with generally accepted auditing standards) with respect to the unaudited pro forma financial statements of the Selling Fund included in the Registration Statement and the Proxy Statement, and inquiries of appropriate officials of the Provident Trust or the officers of the Provident Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (i) the unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act, or (ii) the unaudited pro forma financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with those of the audited Financial Statements; and

     (d) on the basis of limited procedures agreed upon by the Vanguard Trust and the Provident Trust and described in the letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Selling Fund appearing in the Registration Statement and the Proxy Statement that is expressed in dollars or percentages of dollars (with the exception of performance comparisons) has been obtained from the accounting records of the Selling Fund or from schedules prepared by officers of the Provident Trust having responsibility for financial and reporting matters and the information is in agreement with these records, schedules or computations made from those documents.

7.7 The Provident Trust will have delivered to the Vanguard Trust, pursuant to paragraph 4.1(g) of this Agreement, copies of Financial Statements of the Selling Fund as of and for its most recently completed fiscal year.

7.8 The Vanguard Trust will have received from PricewaterhouseCoopers LLP a letter addressed to the Vanguard Trust and dated as of the Valuation Date stating that as of a date no more than three business days prior to the Valuation Date, PricewaterhouseCoopers LLC performed limited procedures in connection with the Provident Trust's most recent unaudited financial statements relating to the Selling Fund (the "Unaudited Financial Statements") and that (a) nothing came to their attention in performing the limited procedures or otherwise that led them to believe that any changes had occurred in the assets, liabilities, net assets, net investment income, net increase (decrease) in net assets from operations or net increase (decrease) in net assets as compared with amounts as of the Selling Fund's most recent audited fiscal year end or the corresponding period in the Selling Fund's most recent audited fiscal year, other than changes occurring in the ordinary course of business and (b) based on the limited procedures, no change has occurred in their report on the most recent audited Financial Statements of the Provident Trust relating to the Selling Fund.

                                  ARTICLE VIII

    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE
                                  SELLING FUND

     The obligations of the Vanguard Trust and the Provident Trust, respectively, to complete the transactions provided for in this Agreement are subject to the performance by the other party of such other party's obligations, and the following conditions:

8.1 This Agreement and the transactions contemplated in this Agreement will have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions

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     of the  Provident  Trust's  Declaration  of Trust  and  applicable  law and certified copies of the votes evidencing the approval will have been delivered to the Acquiring Fund.

8.2 On the Closing Date, no action, suit or other proceeding will be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement. On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including no-action positions of and exemptive orders from federal and state authorities) deemed necessary by the Vanguard Trust or the Provident Trust to permit consummation, in all material respects, of the transactions contemplated by this Agreement will have been obtained, except if the failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either the Vanguard Trust or the Provident Trust may for itself waive any of the conditions in this paragraph 8.3.

8.4 The Vanguard Trust Registration Statement and the Registration Statement will each have become effective under the 1933 Act and no stop orders suspending the effectiveness of the Vanguard Trust Registration Statement or the Registration Statement will have been issued and, to the best knowledge of the Vanguard Trust or the Provident Trust, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties will have received a favorable opinion of Morgan, Lewis & Bockius, LLP, addressed to, and in form and substance reasonably satisfactory to the Provident Trust substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and based upon customary certificates with respect to matters of fact from the officers of the Provident Trust and the Vanguard Trust, that for federal income tax purposes:

     (a) the transfer of all or substantially all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund; however, no opinion will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income;

     (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund or upon the distribution of the Acquiring Fund Shares to the Selling Fund's shareholders in exchange for their shares of the Selling Fund;

     (d) no gain or loss will be recognized by shareholders of the Selling Fund upon the exchange of their Selling Fund Shares for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund;

     (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Selling Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund Shares held by the shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund shareholder will include the period during which the Selling Fund Shares exchanged for the Acquiring Fund Shares were held by the

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
          shareholder (provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization); and

     (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of the assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Notwithstanding anything in this Agreement to the contrary, neither the Vanguard Trust nor the Provident Trust may waive the conditions set out in this paragraph 8.5.

                                   ARTICLE IX

                  BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS

9.1 The Vanguard Trust represents and warrants to the Provident Trust, and the Provident Trust represents and warrants to the Vanguard Trust, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions provided for in this Agreement.

9.2 The Vanguard Group, Inc. ("The Vanguard Group") and Provident Investment Counsel, Inc. each agree to bear the fees, costs, and expenses incurred in connection with the transactions contemplated by this Agreement in the manner set forth in the Fund Sponsorship Agreement, dated February 7, 2002, to which each is a party; provided, however, that The Vanguard Group shall also bear the fees, costs, and expenses of PricewaterhouseCoopers LLP in performing the audit of the financial statements of the Selling Fund and the Acquiring Fund for the fiscal year ending October 31, 2002, and the Selling Fund or Provident Investment Counsel, Inc. ("Provident"), as mutually agreed between such two parties, shall bear the fees, costs, and expenses of PricewaterhouseCoopers LLP in performing the limited procedures required under paragraph 7.8.

9.3 (a) Provident will indemnify and hold harmless the Vanguard Trust, the Acquiring Fund, The Vanguard Group, Inc., their trustees, directors, officers, employees, and affiliates (each, a "Vanguard Indemnified Party"), from and against any and all damages, costs and expenses (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Provident Trust's representations or warranties under this Agreement, or as a result of any willful misconduct or negligence by the Provident Trust in the performance (or failure to perform) of the Provident Trust's obligations under this Agreement.

     (b) Provident's agreement to indemnify a Vanguard Indemnified Party pursuant to this paragraph 9.3 is expressly conditioned upon Provident's being notified of any action or claim brought against any Vanguard Indemnified Party within thirty (30) days after that party receives notice of the action or claim. The failure of a Vanguard Indemnified Party to notify Provident will not relieve Provident from any liability that Provident may have otherwise than on account of this indemnification agreement.

     (c) In case any action or claim is brought against any Vanguard Indemnified Party and that party timely notifies Provident of the commencement of the action or claim, Provident will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim. Provident shall be entitled to select and engage counsel reasonably satisfactory to the Vanguard Indemnified Party to handle and defend against any action or claim. In the event Provident does not assume full control over the handling and defense of any action or claim, the Vanguard Indemnified Party shall have the right to handle, defend, and/or settle any such action or claim as it may deem appropriate, at the cost and expense of Provident. Provident shall not enter into the settlement of any action or claim on behalf of a Vanguard Indemnified Party without the prior written consent of the Vanguard Indemnified Party.

9.4  (a)  The Vanguard  Group will  indemnify  and hold  harmless the  Provident
          Trust, the Selling Fund, Provident Investment Counsel, Inc., their trustees, directors, officers, employees and affiliates (each, a "Provident Indemnified Party"), from and against any and all damages, costs and expenses (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Vanguard Trust's representations or warranties under this Agreement, or as a result of any willful

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
          misconduct or negligence by the Vanguard Trust in the performance (or failure to perform) of the Vanguard Trust's obligations under this Agreement.

     (b) Vanguard's agreement to indemnify a Provident Indemnified Party pursuant to this paragraph 9.4 is expressly conditioned upon Vanguard's being notified of any action or claim brought against any Provident Indemnified Party within thirty (30) days after that party receives notice of the action or claim. The failure of a Provident Indemnified Party to notify Vanguard will not relieve Vanguard from any liability that Vanguard may have otherwise than on account of this indemnification agreement.

     (c) In case any action or claim is brought against any Provident Indemnified Party and that party timely notifies Vanguard of the commencement of the action or claim, Vanguard will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim. Vanguard shall be entitled to select and engage counsel reasonably satisfactory to the Provident Indemnified Party to handle and defend against any action or claim. In the event Vanguard does not assume full control over the handling and defense of any action or claim, the Provident Indemnified Party shall have the right to handle, defend, and/or settle any such action or claim as it may deem appropriate, at the cost and expense of Vanguard. Vanguard shall not enter into the settlement of any action or claim on behalf of a Provident Indemnified Party without the prior written consent of the Provident Indemnified Party.

                                    ARTICLE X

     ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1 The Vanguard Trust and the Provident Trust agree that neither of them has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement represents the entire agreement among them with respect to the Reorganization.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered in accordance with its terms will survive the consummation of the transactions contemplated under this Agreement.

                                   ARTICLE XI

                                   TERMINATION

11.1 This Agreement may be terminated at any time at or prior to the Closing Date by: (i) mutual agreement of the Provident Trust and the Vanguard Trust; (ii) the Provident Trust, in the event the Vanguard Trust has, or the Vanguard Trust in the event the Provident Trust has, materially breached any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing Date; or (iii) the Provident Trust or the Vanguard Trust in the event a condition included in this Agreement expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, neither the Vanguard Trust, nor the Provident Trust, nor any series thereof other than the Selling Fund and the Acquiring Fund, nor their respective trustees or officers, will be liable to the other party or parties.

                                   ARTICLE XII

                                   AMENDMENTS

     This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Vanguard Trust and the Provident Trust; provided, however, that following the meeting of the Selling Fund's shareholders called pursuant to paragraph 5.2 of this Agreement, no amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund's Shareholders under this Agreement to the detriment of the shareholders without their further approval.

                                  ARTICLE XIII

                                     NOTICES

13.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement will be in writing and given by prepaid telegraph, telecopy, or certified mail as follows:

     If to the Vanguard Trust, at:

     Vanguard Whitehall Funds
     P.O. Box 2600
     Valley Forge, PA 19482
     Attention: Joel M. Dickson
     Telephone: 610-669-5846
     Facsimile: 610-503-5855

     If to the Provident Trust, at:

     Provident Investment Counsel
     300 North Lake Avenue
     Pasadena, California 91101-4106
     Attention:
     Telephone:
     Facsimile:

                                   ARTICLE XIV

   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws (without giving effect to the conflicts-of-law principles thereof) of the State of Delaware.

14.4 This Agreement will bind and inure to the benefit of the parties to the Agreement and their respective successors and assigns, but no assignment or transfer of the Agreement or of any rights or obligations under the Agreement may be made by either party without the written consent of the other party. Nothing expressed or implied in this Agreement is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties to the Agreement and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                *          *          *          *          *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be executed as of the date first set forth herein.



PIC INVESTMENT TRUST                          VANGUARD WHITEHALL FUNDS



__________________________________            __________________________________
Signature                 Date                Signature                 Date



__________________________________            __________________________________
Print Name                Title               Print Name                Title



PROVIDENT INVESTMENT COUNSEL, INC.            THE VANGUARD GROUP (as to the
(as to the provisions of Paragraphs           provisions of Paragraphs 9.2 and
9.2 and 9.5 only)                             9.3 only)



__________________________________            __________________________________
Signature                 Date                Signature                 Date



__________________________________            __________________________________
Print Name                Title               Print Name                Title

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